                                  M FUND, INC.

                       Brandes International Equity Fund
                            Turner Core Growth Fund
                       Frontier Capital Appreciation Fund
                       Clifton Enhanced U.S. Equity Fund

                               Semi-Annual Report
                                 June 30, 2001

                          [LOGO] M FINANCIAL GROUP-TM-

M FUND, INC.
PRESIDENT'S LETTER

Dear Contract Owners:

We are pleased to present to you the M Fund, Inc. (the "Company") Semi-Annual Report dated June 30, 2001. The Company has been growing steadily during the course of 2001 with total assets under management reaching over $280 million as of June 30, 2001.

Sub-Advisers to the portfolios, under the direction of M Financial Investment Advisers, Inc., the investment adviser to the Company, have prepared the attached discussion of results for each portfolio of the company for the period beginning January 1, 2001 and ending June 30, 2001 in addition to their outlook for the last six months of 2001.

Sub-Advisers to the Company are: Brandes Investment Partners, L.P. for the Brandes International Equity Fund, Turner Investment Partners, Inc. for the Turner Core Growth Fund, Frontier Capital Management Company, LLC for the Frontier Capital Appreciation Fund, and The Clifton Group for the Clifton Enhanced U.S. Equity Fund.

The M Fund Board of Directors, in coordination with M Financial Investment Advisers, Inc. and M Fund's participating insurance carriers remain committed to providing opportunities to add value to shareholders.

Sincerely,

/s/ Daniel F. Byrne

DANIEL F. BYRNE
PRESIDENT
M Fund, Inc.

                       BRANDES INTERNATIONAL EQUITY FUND

THE PORTFOLIO

    Gains among holdings in South Africa and Mexico dampened the negative effects of slumping returns for a variety of portfolio positions during the period. While the portfolio fell 7.06% during the first six months of 2001, its performance was better than the MSCI EAFE Index, which fell 14.6% over the same period. Holdings in the following countries were among the worst performers during the period: Japan, France, Brazil, and the United Kingdom. With respect to sectors, poor returns for positions in the following industries adversely influenced overall returns for the portfolio: telecommunications, electrical & electronics, banking, and insurance.

    Specifically, among the worst-performing holdings were: Alcatel (France--electrical & electronics), Telefonica (Spain--telecommunications), Eletrobras (Brazil--utilities), and Zurich Financial Services
(Switzerland--insurance).

    While returns for many positions slumped during the period, there were pockets of solid performance including Marks & Spencer (United
Kingdom--merchandising), Pohang Iron & Steel (South Korea--steel), and PetroChina (China--energy sources).

    During the period, as share prices for certain companies climbed to levels consistent with our estimate of underlying business values, we eliminated exposure to a number of holdings including DeBeers (South Africa--miscellaneous materials & commodities), Reckitt Benckiser (United Kingdom--food & household products), and ING Groep (Netherlands--insurance).

    We sold De Beers shares in May as shareholders approved an $18.7 billion buy-out bid that makes the company a subsidiary of U.K.-based mining group Anglo American. Months ago, a consortium led by Anglo American and the Oppenheimer family made an offer for the company that we believed did not fully reflect the value of the DeBeers business. After our public resistance to the buy-out bid, the offer was enhanced. As a result, we dropped our opposition to the buy-out and sold our shares in the open market by mid-May.

    We redeployed the proceeds of our sales among existing holdings and select new purchases. We viewed weakness among prices for telecom stocks as an opportunity to add to existing telecom holdings. We added to our positions in British Telecom, Nippon Telegraph & Telephone (Japan), and Telefonos de Mexico (Mexico).

    New purchases for the period included Alstom (France--machinery & engineering) and Ono Pharmaceutical Co. (Japan--health & personal care). Alstom specializes in the contracting of infrastructure construction projects for power generation, power transmission and distribution, and transport. Ono Pharmaceutical is a major Japanese drug company providing products involved in the treatment of diabetes, pancreatitis, and asthma. We purchased both companies at appealing valuation multiples that offer significant potential for long-term appreciation.

THE MARKETS

    Throughout the period, the investment environment overseas proved tenuous. Concerns regarding slowing economies worldwide, evidence of slack corporate profits, high oil prices, and eroding currencies all contributed to the markets' malaise. A number of interest-rate cuts--in the United States and by the Bank of England and the European Central Bank--lifted sentiment and expectations, but ultimately, failed to lift stock prices. During the first half of 2001, the MSCI EAFE Index fell 14.6%.

    In the United Kingdom, market participants reacted warmly as the Bank of England cut interest rates early in the second quarter. In Japan, the naming of new Prime Minister Junichiro Koizumi raised hopes for much-needed structural reforms amid Japan's decade-long economic slump. In his campaign for leadership, Koizumi vowed to bring a new style to Japanese politics, promising to select cabinet members solely on merit, not as a result of backroom dealings. Stocks in both countries performed well in April but sagged in May and June. For the quarter as a whole, the MSCI United Kingdom and MSCI Japan indices were virtually unchanged. For the six-month period, the indices fell 13.0% and 8.3%, respectively.

    Amid lingering worries regarding global economic sluggishness, declining corporate profits, and high oil prices, the MSCI Emerging Markets Free (EMF) Index slipped 1.6% during the first six months of 2001. Returns for particular emerging market regions were mixed during the period. The MSCI EMF Latin America Index gained 6.2%, while the EMF Asia and EM Europe Indices fell 0.7% and 14.6%, respectively. Sentiment in emerging European countries was weakened by the Turkish government's decision in February to abandon exchange-rate controls and effectively devalue the currency, as well as political tensions in the country. Steep losses for stocks in Turkey weakened sentiment in neighboring markets. The EM Europe Index gained 4.4% in the second quarter, but fell 18.2% in the first quarter.

CURRENT STRATEGY

    The composition of the portfolio did not change significantly during the period. As a result of our bottom-up approach, we trimmed exposure to the insurance industry and raised our weighting in the machinery & engineering and beverages & tobacco industries. With respect to countries, we increased our weighting in Japan while price declines generally accounted for our diminished exposure to the United Kingdom. The portfolio retains its greatest country weighting in the United Kingdom, and on a sector basis, in the telecommunications industry.

    We acknowledge problems within the telecom industry, but believe the market has unfairly punished all telecom companies. Based on our company-specific research, we believe our holdings remain well positioned to generate wealth for long-term shareholders. Keep in mind that industry and country exposure is the exclusive result of our bottom-up stock selection process.

    Going forward, we continue to focus on purchasing and holding solid companies that, in our opinion, are trading at substantial discounts to their intrinsic values. Over the long term, we believe the market will recognize the true worth of these companies, rewarding patient investors with favorable results.

    THE INFORMATION PROVIDED IN THIS MATERIAL SHOULD NOT BE CONSIDERED A RECOMMENDATION TO PURCHASE OR SELL ANY PARTICULAR SECURITY. IT SHOULD NOT BE ASSUMED THAT ANY SECURITY TRANSACTIONS, HOLDINGS, OR SECTOR DISCUSSED WERE OR WILL BE PROFITABLE, OR THAT THE INVESTMENT RECOMMENDATIONS OR DECISIONS WE MAKE IN THE FUTURE WILL BE PROFITABLE OR WILL EQUAL THE INVESTMENT PERFORMANCE DISCUSSED HEREIN. PLEASE NOTE THAT ALL INDICES ARE UNMANAGED AND ARE NOT AVAILABLE FOR DIRECT INVESTMENT.

BRANDES INVESTMENT PARTNERS, L.P.
INVESTMENT SUB-ADVISER TO THE BRANDES INTERNATIONAL EQUITY FUND

                            TURNER CORE GROWTH FUND

    The course of both the stock market in general and growth stocks in particular was a study in contrasts in the six-month period ending June 30, 2001: weak in the first half, robust in the second half. The performance of the Turner Core Growth Fund followed suit. A sizable loss in the first half negated a sizable gain in the second half, and as a result the fund ended up with a negative return of 15.02% for the entire period. In comparison, the broad-based Wilshire 5000 Index was down 5.79%. More pertinently, the growth-oriented Russell 1000 Growth Index fell more than twice as much as the Wilshire 5000 did, declining 14.24%.

    In the first half of the period, our performance suffered because we generally held growth stocks with higher betas and price/earnings ratios than the index averages--the types of stocks that were punished the most. Our technology holdings, representing 19% of the portfolio on average, our largest sector weighting, were especially penalized. Growth stocks in general and tech stocks in particular went down hard because of the market's preoccupation with valuations (as opposed to earnings prospects).

    In the second half of the period, however, the stock-market environment changed for the better, to the distinct benefit of the fund. In April a surprise 50-basis-point interest-rate cut by the Federal Reserve Board helped the market reverse its bearish momentum. The rate cut noticeably improved the market's market psychology; analysts pointed out that since the 1950s, every time the Fed has cut rates by at least 200 basis points, as it has done this year, the stock market has soared an average of 25% in the following year. Another market catalyst that boded well for growth stocks: signs that corporate earnings, which had been declining sharply, could begin improving in the second half of the year. As a result, in April the stock market recorded its best monthly performance in almost a decade, and the fund responded with a gain.

    In general, due to our growth-investing style, the fund's results were in line with a historical performance pattern: when the market falls severely, as was the case in the first half, the fund tends to do relatively poorly, and when the market turns upward, as was the case in the second half, the fund tends to do relatively well.

    For the entire period, four of our 10 sector positions outperformed their corresponding index sectors. Contributing the most by far to the fund's relative performance were our health-care and consumer-discretionary/services holdings, which accounted for 30% of the fund. Our health-care position lost 7%, compared with a 15% loss for the S&P 500 Index health-care sector. And our consumer-discretionary/ services position advanced 12%, outperforming the index sector by more than four percentage points. Our technology holdings detracted most from results; they fell 33%, while the index sector lost much less, 17%.

    The sizable weighting in technology stocks reflected the fund's sector neutrality to the benchmark, i.e., its weighting in technology stocks closely resembled that of the S&P 500 Index. In the tech sector, as in all sectors, we rely on stock selection to add value. Our experience has shown that sector neutrality generally is prudent because the performance advantage in the market typically shifts swiftly and unpredictably from sector to sector; today's Old Dobbin of a sector is tomorrow's Kentucky Derby winner. But when a major sector like technology is out of favor, as was the case for much of the past 12 months, it can create short-term problems for the fund. Going forward, we expect growth stocks, absent a sharp increase in interest rates, to do relatively well in both the short and long run primarily because of their strong earnings potential. In our view, the reason why growth companies are likely to produce the best earnings is rooted partly in the nature of today's economic reality. For companies today, pricing power is weak, a consequence of increasingly fierce global competition. So companies have had to increase their SALES volumes (instead of their PRICES) in an effort to boost earnings. And those companies that have increased their sales volumes most successfully have mainly been growth companies. The key to their success: the effective application of technology to innovate, boost productivity, and temper costs and prices.

    In concert with such technology-driven advantages, we think growth companies should benefit from a strengthening economy. With the Fed committed to supportive fiscal/monetary policies and with the federal government moving quickly to reduce income taxes, we believe the economy can avoid a recession and achieve a soft landing. To the extent that the economy does land softly, the return potential of growth stocks, bolstered by the companies' favorable fundamentals, should be enhanced. Going forward, individual stock selection will matter enormously, as the fundamentals of companies vary widely. In our judgment, investment success over the next 12 months will hinge mainly on picking the right stocks--stocks of companies with the strongest fundamentals.

    THE INFORMATION PROVIDED IN THIS MATERIAL SHOULD NOT BE CONSIDERED A RECOMMENDATION TO PURCHASE OR SELL ANY PARTICULAR SECURITY. IT SHOULD NOT BE ASSUMED THAT ANY SECURITY TRANSACTIONS, HOLDINGS OR SECTOR DISCUSSED WERE OR WILL BE PROFITABLE, OR THAT THE INVESTMENT RECOMMENDATIONS OR DECISIONS WE MAKE IN THE FUTURE WILL BE PROFITABLE OR WILL EQUAL THE INVESTMENT PERFORMANCE DISCUSSED HEREIN. PLEASE NOTE THAT ALL INDICES ARE UNMANAGED AND ARE NOT AVAILABLE FOR DIRECT INVESTMENT.

TURNER INVESTMENT PARTNERS, INC.
INVESTMENT SUB-ADVISER TO THE TURNER CORE GROWTH FUND

                       FRONTIER CAPITAL APPRECIATION FUND

    For the quarter ended June 30, 2001, the Frontier Capital Appreciation portfolio returned 11.1% as compared to the 13.7% return for the Russell 2500 index. The slight underperformance for the second quarter is primarily a result of our performance during the month of June. While we generated positive stock selection in June, our significant weightings in the energy sector and the materials and processing sector had an adverse impact on the portfolio, as these two sectors corrected during the month. The energy sector experienced a substantial 17.2% correction. Our energy stocks were down in line with this amount, but our 10.2% weighting significantly exceeds the 4.3% weighting of the Russell 2500 index. The correction in energy stocks has continued into July as natural gas prices and oil prices are under pressure. While the near term outlook for energy companies is uncertain, we remain very positive on the long-term earnings growth potential of these companies. As a result, we have not reduced our weightings in this area.

    The best performing sector in the Russell 2500 index for June was health care. This sector, which comprises 12.5% of the index, was up 7% for the month. Our health care stocks performed very well, gaining nearly 20% for the month. However, our 7.8% weighting is well below that of the index. Significant gains in Guilford Pharmaceuticals, Visible Genetics, and Arena Pharmaceuticals contributed to our health care performance in June.

    Investors clearly are looking beyond the current economic weakness towards an eventual economic recovery. Confidence has been buoyed by the series of six cuts in the fed funds rate since the beginning of the year, along with the expected fiscal stimulus from tax cuts and rebates beginning in the current quarter. We share in the belief that this combination of rate cuts and tax cuts should be sufficient to turn the economy around although the shape and timing of the recovery remains uncertain.

    Small and mid-cap stocks led the stock market advance in the second quarter, demonstrated by the 5.9% gain in the S&P 500 as compared to the 13.7% increase in the Russell 2500 index. Despite their strong performance over the past two years relative to that of large cap stocks, small and mid-cap stocks continue to sell at significant discounts to large cap stocks by virtually all valuation metrics. These attractive relative valuations leave room for what may be an extended period of performance as the economy and the market turn.

    THE INFORMATION PROVIDED IN THIS MATERIAL SHOULD NOT BE CONSIDERED A RECOMMENDATION TO PURCHASE OR SELL ANY PARTICULAR SECURITY. IT SHOULD NOT BE ASSUMED THAT ANY SECURITY TRANSACTIONS, HOLDINGS, OR SECTOR DISCUSSED WERE OR WILL BE PROFITABLE, OR THAT THE INVESTMENT RECOMMENDATIONS OR DECISIONS WE MAKE IN THE FUTURE WILL BE PROFITABLE OR WILL EQUAL THE INVESTMENT PERFORMANCE DISCUSSED HEREIN. PLEASE NOTE THAT ALL INDICES ARE UNMANAGED AND ARE NOT AVAILABLE FOR DIRECT INVESTMENT.

FRONTIER CAPITAL MANAGEMENT CO., L.L.C.
INVESTMENT SUB-ADVISER TO THE FRONTIER CAPITAL APPRECIATION FUND

                       CLIFTON ENHANCED U.S. EQUITY FUND

    The Clifton Enhanced U.S. Equity Fund returned (7.88%) for the six months ending June 30, 2001 versus (6.70%) for the S&P Composite Index.

    The Clifton Enhanced U.S. Equity Fund's investment objective is to generate enhanced index results while tracking S&P Composite Index returns. In the most recent periods, returns fell modestly below the benchmark nearly identical to the S&P Composite Index.

    The fund seeks to provide superior performance through synthetic index management. A synthetic enhanced index investment approach combines cash management with an investment in an index futures contract. The S&P Composite Index return is earned through a fully invested position in S&P futures contracts plus all income produced by the cash management. An investment in a futures contract is a non-cash transaction creating a contract to deliver or receive value based on market level changes. Therefore, assets of the enhanced index fund can be invested in a cash portfolio. It is this area which is targeted to generate excess returns.

    The Fund currently holds high grade enhanced cash positions combined with full index participation via S&P Composite futures. Our objective for this strategy is to consistently outperform the S&P Composite Index while maintaining close tracking with the index.

    The account is currently positioned to deliver enhanced index results in the coming year. Enhanced index results in the future should deliver competitive investment returns while greatly reducing the risk of realizing below average performance.

    THE INFORMATION PROVIDED IN THIS MATERIAL SHOULD NOT BE CONSIDERED A RECOMMENDATION TO PURCHASE OR SELL ANY PARTICULAR SECURITY. IT SHOULD NOT BE ASSUMED THAT ANY SECURITY TRANSACTIONS, HOLDINGS, OR SECTOR DISCUSSED WERE OR WILL BE PROFITABLE, OR THAT THE INVESTMENT RECOMMENDATIONS OR DECISIONS WE MAKE IN THE FUTURE WILL BE PROFITABLE OR WILL EQUAL THE INVESTMENT PERFORMANCE DISCUSSED HEREIN. PLEASE NOTE THAT ALL INDICES ARE UNMANAGED AND ARE NOT AVAILABLE FOR DIRECT INVESTMENT.

THE CLIFTON GROUP
INVESTMENT SUB-ADVISER TO THE CLIFTON ENHANCED U.S. EQUITY FUND

BRANDES INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 2001

                                                                              VALUE
  SHARES                                                                     (NOTE 1)
----------                                                                --------------
            FOREIGN COMMON STOCKS--99.4%
            BRAZIL--4.7%
    88,800  Banco Bradesco SA--ADR+.....................................  $     461,414
       200  Brasil Telecom Part SA--ADR.................................          8,402
   264,700  Centrais Electricas Brasileiras SA--ADR.....................      1,702,047
     2,700  Centrais Electricas Brasileiras SA--ADR--Class B............         15,953
       270  Centrais Geradoras do Sul do Brasil SA--ADR+................          2,012
    43,400  Petroleo Brasileiro SA--ADR.................................      1,015,126
       100  Tele Celular Sul Participacoes SA--ADR......................          2,020
       333  Tele Centro Oeste Celular Participacoes SA--ADR.............          2,880
        20  Tele Leste Celular Participacoes SA--ADR*...................            804
        50  Tele Nordeste Celular Participacoes SA--ADR.................          1,630
        20  Tele Norte Celular Participacoes SA--ADR....................            540
     1,117  Tele Norte Leste Participacoes SA--ADR+.....................         17,045
    34,700  Telecomunicacoes Brasileiras SA--ADR........................      1,622,225
        50  Telemig Celular Participacoes SA--ADR.......................          2,065
       400  Telesp Celular Partcipacoes SA--ADR+........................          6,060
                                                                          -------------
                                                                              4,860,223
                                                                          -------------
            CHINA--1.2%
 5,820,000  PetroChina Co., Ltd.........................................      1,208,800
                                                                          -------------
            DENMARK--1.1%
    66,950  Danske Bank.................................................      1,203,698
                                                                          -------------
            FRANCE--8.1%
    71,100  Alcatel.....................................................      1,487,652
    66,800  Alstom......................................................      1,859,425
     8,500  Eridania Beghin-Say SA......................................        698,434
    65,500  Michelin (CGDE)--Class B....................................      2,073,476
    30,220  Nexans SA...................................................        729,582
    11,211  Total SA--Class B...........................................      1,570,777
                                                                          -------------
                                                                              8,419,346
                                                                          -------------
                                                                              VALUE
  SHARES                                                                     (NOTE 1)
----------                                                                --------------
            GERMANY--7.6%
    32,000  BASF AG.....................................................  $   1,255,063
    63,630  Bayerische Motoren Werke (BMW) AG...........................      2,107,528
    67,000  Deutsche Telekom AG--Registered.............................      1,513,107
    57,600  VEBA AG.....................................................      3,022,236
                                                                          -------------
                                                                              7,897,934
                                                                          -------------
            HONG KONG--1.1%
   221,500  Swire Pacific Ltd.--Class A.................................      1,147,286
                                                                          -------------
            IRELAND--2.5%
    80,800  Allied Irish Banks Plc......................................        903,483
   173,500  Bank of Ireland.............................................      1,719,571
                                                                          -------------
                                                                              2,623,054
                                                                          -------------
            ITALY--3.1%
   146,900  ENI SpA.....................................................      1,793,664
   159,100  Telecom Italia SpA..........................................      1,420,244
                                                                          -------------
                                                                              3,213,908
                                                                          -------------
            JAPAN--19.5%
    40,000  Daiichi Pharmaceutical Co., Ltd.............................        925,087
   137,000  Daiwa House Industry Co., Ltd...............................      1,074,079
   129,000  Hitachi, Ltd................................................      1,266,784
       348  Japan Tobacco, Inc..........................................      2,399,134
   471,000  Komatsu, Ltd................................................      2,159,702
   125,000  Matsushita Electric Industrial Co...........................      1,955,990
   357,000  Mitsubishi Heavy Industries, Ltd............................      1,628,386
       156  Mitsubishi Tokyo Financial..................................      1,300,573
   313,000  Nippon Oil Co...............................................      1,766,420
       270  Nippon Telegraph & Telephone Corp...........................      1,406,870
    15,200  Nippon Telegraph & Telephone Corp.--ADR.....................        404,320
    33,000  Ono Pharmaceutical Co.......................................      1,047,577
   144,000  The Sumitomo Bank, Ltd......................................      1,188,986
   192,000  Tokio Marine & Fire Insurance Co., Ltd......................      1,793,098
                                                                          -------------
                                                                             20,317,006
                                                                          -------------

   The accompanying notes are an integral part of these financial statements.

BRANDES INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 2001

                                                                              VALUE
  SHARES                                                                     (NOTE 1)
----------                                                                --------------
            MEXICO--4.3%
    63,800  America Movil--ADR--Series L+...............................  $   1,330,868
    89,800  Telefonos de Mexico SA--ADR+................................      3,151,082
                                                                          -------------
                                                                              4,481,950
                                                                          -------------
            NETHERLANDS--0.7%
    17,000  Akzo Nobel NV...............................................        720,035
                                                                          -------------
            NEW ZEALAND--1.4%
   631,900  Telecom Corp. of New Zealand, Ltd...........................      1,441,183
                                                                          -------------
            PORTUGAL--1.4%
   205,793  Portugal Telecom SA.........................................      1,436,457
                                                                          -------------
            SINGAPORE--2.1%
    83,736  DBS Group Holdings, Ltd.....................................        615,841
   256,526  Jardine Matheson Holdings, Ltd. (U.S. $)....................      1,577,635
                                                                          -------------
                                                                              2,193,476
                                                                          -------------
            SOUTH AFRICA--0.5%
    66,000  South African Breweries Plc.................................        504,760
                                                                          -------------
            SOUTH KOREA--3.3%
   185,300  Korea Electric Power Corp.+.................................      1,760,350
    85,900  Pohang Iron & Steel Co., Ltd.--ADR..........................      1,693,948
                                                                          -------------
                                                                              3,454,298
                                                                          -------------
            SPAIN--5.2%
   137,100  Altadis SA..................................................      1,955,754
   134,833  Banco Bilbao Vizcaya Argentaria SA..........................      1,745,236
   137,447  Telefonica SA*..............................................      1,695,241
       448  Telefonica SA--ADR*+........................................         16,684
                                                                          -------------
                                                                              5,412,915
                                                                          -------------
                                                                              VALUE
  SHARES                                                                     (NOTE 1)
----------                                                                --------------
            SWITZERLAND--4.9%
     8,340  Swisscom AG.................................................  $   1,986,377
     9,026  Zurich Financial Services...................................      3,078,986
                                                                          -------------
                                                                              5,065,363
                                                                          -------------
            UNITED KINGDOM--26.1%
    32,000  Allied Domecq Plc...........................................        199,775
    64,000  BOC Group Plc...............................................        937,464
   601,300  British Aerospace Plc.......................................      2,883,698
   412,900  British American Tobacco Plc................................      3,140,365
   275,800  British Energy Plc..........................................      1,072,123
   299,780  British Telecommunications Plc..............................      1,887,346
   193,249  Cadbury Schweppes Plc.......................................      1,305,111
 1,931,900  Corus Group Plc.............................................      1,652,998
   227,328  Diageo Plc..................................................      2,497,405
    11,100  HSBC Holdings Plc...........................................        131,715
   110,800  HSBC Holdings Plc (Hong Kong registered)....................      1,310,457
   353,000  Imperial Chemical Industries Plc............................      2,073,252
   209,600  Innogy Holdings Plc.........................................        643,560
   943,576  Invensys Plc................................................      1,794,122
   631,900  Marks & Spencer Plc.........................................      2,331,799
   393,000  Unilever Plc................................................      3,315,590
                                                                          -------------
                                                                             27,176,780
                                                                          -------------
            VENEZUELA--0.6%
    25,700  Cia Anonima Telefonos de Venezuela--ADR.....................        602,408
                                                                          -------------
            TOTAL FOREIGN COMMON STOCKS (Cost $107,659,163).............    103,380,880
                                                                          -------------

   The accompanying notes are an integral part of these financial statements.

BRANDES INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 2001

                                                              EXPIRATION      VALUE
  SHARES                                                         DATE        (NOTE 1)
----------                                                    ----------  --------------
            RIGHTS--0.0%
   205,793  Portugal Telecom SA Rights*.....................  07/05/2001  $      27,892
                                                                          -------------
            TOTAL RIGHTS (Cost $0)......................................         27,892
                                                                          -------------

   PAR
  AMOUNT                                             COUPON   MATURITY
----------                                           ------  ----------
            SHORT-TERM INVESTMENTS--14.2%
$3,167,551  Fleet National Bank++..................  4.205%  10/31/2001       3,167,551
 2,219,886  Merrill Lynch++........................  3.940%  04/05/2002       2,219,886
 4,439,766  Merrill Lynch I++......................  4.165%  07/02/2001       4,439,766
 4,883,743  Merrimac Money Market Fund++...........                           4,883,743
                                                                         --------------
            TOTAL SHORT-TERM INVESTMENTS (Cost $14,710,946)............      14,710,946
                                                                         --------------
            TOTAL INVESTMENTS AT MARKET VALUE--113.6%
              (Cost $122,370,109)......................................     118,119,718
            OTHER LIABILITIES IN EXCESS OF ASSETS--(13.6%).............     (14,148,397)
                                                                         --------------
            NET ASSETS--100.0%.........................................  $  103,971,321
                                                                         ==============

NOTES TO THE PORTFOLIO OF INVESTMENTS:

ADR--American Depositary Receipt
*    Non-Income Producing Security
+    Denotes all or a portion of security on loan (Note 1).
++   Represents collateral received from securities lending transactions.
Percentages indicated are based on net assets.

   The accompanying notes are an integral part of these financial statements.

BRANDES INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 2001

   At June 30, 2001, industry sector diversification of the Brandes International Equity Fund's investments as a percentage of net assets was as follows:

                                                    PERCENTAGE
                                                      OF NET
                 INDUSTRY SECTOR                      ASSETS
                 ---------------                    ----------
Beverages, Food & Tobacco.........................       14.7%
Telephone Systems.................................       14.7%
Banking...........................................       10.2%
Electric Utilities................................        7.9%
Communications....................................        6.6%
Heavy Machinery...................................        5.4%
Oil & Gas.........................................        5.3%
Chemicals.........................................        4.8%
Automotive........................................        4.0%
Retailers.........................................        4.0%
Metals............................................        3.2%
Electronics.......................................        3.1%
Financial Services................................        3.0%
Aerospace & Defense...............................        2.8%
Industrial--Diversified...........................        2.6%
Pharmaceuticals...................................        1.9%
Industrial Technology.............................        1.7%
Insurance.........................................        1.7%
Commercial Services...............................        1.0%
Household Products................................        0.8%
Short-Term Investments............................       14.2%
                                                     --------
                                                        113.6%
                                                     ========

   The accompanying notes are an integral part of these financial statements.

TURNER CORE GROWTH FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 2001

                                                                              VALUE
  SHARES                                                                     (NOTE 1)
----------                                                                --------------
            COMMON STOCKS--99.1%
            AIRLINES--0.5%
    13,510  Southwest Airlines, Inc.....................................  $     249,806
                                                                          -------------
            AUTOMOTIVE--1.5%
     5,120  Harley-Davidson, Inc.+......................................        241,050
     3,520  SPX Corp.*+.................................................        440,634
                                                                          -------------
                                                                                681,684
                                                                          -------------
            BANKING--1.9%
     6,930  Bank of America Corp........................................        416,008
    10,960  J.P. Morgan Chase & Co......................................        488,816
                                                                          -------------
                                                                                904,824
                                                                          -------------
            BEVERAGES, FOOD & TOBACCO--4.8%
     8,220  Anheuser-Busch Co., Inc.....................................        338,664
     8,930  General Mills, Inc..........................................        390,955
     8,510  Kellogg Co..................................................        246,790
    11,400  Kraft Foods, Inc.*..........................................        353,400
    12,820  Pepsico, Inc................................................        566,644
    12,830  SYSCO Corp..................................................        348,334
                                                                          -------------
                                                                              2,244,787
                                                                          -------------
            CHEMICALS--0.5%
     4,870  Air Products & Chemicals, Inc...............................        222,802
                                                                          -------------
            COMMERCIAL SERVICES--1.9%
     7,950  Concord EFS, Inc.*..........................................        413,479
     2,330  eBay, Inc.*.................................................        159,582
     8,860  Monsanto Co.................................................        327,820
                                                                          -------------
                                                                                900,881
                                                                          -------------
            COMMUNICATIONS--1.5%
     8,620  Polycom, Inc.*..............................................        199,036
     6,960  QUALCOMM, Inc.*.............................................        407,021
     4,910  Sonus Networks, Inc.*.......................................        114,698
                                                                          -------------
                                                                                720,755
                                                                          -------------
            COMPUTER SOFTWARE & PROCESSING--12.6%
    34,010  AOL Time Warner, Inc.*......................................      1,802,530
     3,390  Fiserv, Inc.*...............................................        216,892
     8,450  Ims Health, Inc.............................................        240,825
    23,820  Microsoft Corp.*+...........................................      1,729,332
     3,300  Minnesota Mining & Manufacturing Co. (3M)...................        376,530
    24,420  Oracle Corp.*...............................................        463,980
     9,140  Peoplesoft*.................................................        449,962
                                                                              VALUE
  SHARES                                                                     (NOTE 1)
----------                                                                --------------
            COMPUTER SOFTWARE & PROCESSING (CONTINUED)
     7,530  Siebel Systems, Inc.*.......................................  $     353,157
     4,380  VERITAS Software Corp.*.....................................        291,401
                                                                          -------------
                                                                              5,924,609
                                                                          -------------
            COMPUTERS & INFORMATION--4.5%
    52,550  Cisco Systems, Inc.*........................................        956,410
    27,940  Dell Computer Corp.*........................................        725,043
    28,060  Sun Microsystems, Inc.*.....................................        441,103
                                                                          -------------
                                                                              2,122,556
                                                                          -------------
            CONGLOMERATES--1.5%
    12,830  Tyco International, Ltd.....................................        699,235
                                                                          -------------
            COSMETICS & PERSONAL CARE--0.8%
     6,320  Colgate-Palmolive Co........................................        372,817
                                                                          -------------
            ELECTRIC UTILITIES--2.4%
    10,630  AES Corp.*..................................................        457,621
     8,250  Aquila, Inc.*+..............................................        203,362
     5,430  Duke Energy Corp............................................        211,824
     3,820  Exelon Corp.................................................        244,938
                                                                          -------------
                                                                              1,117,745
                                                                          -------------
            ELECTRONICS--8.3%
    11,590  Analog Devices, Inc.*.......................................        501,267
     9,090  Applied Materials, Inc.*....................................        446,319
     5,680  Broadcom Corp.--Class A*....................................        242,877
    10,480  Celestica, Inc.*+...........................................        539,720
    19,880  Flextronics International, Ltd.*............................        519,067
    17,750  Micron Technology, Inc.*....................................        729,525
     7,700  Novellus Systems, Inc.*.....................................        437,283
    15,780  Texas Instruments...........................................        497,070
                                                                          -------------
                                                                              3,913,128
                                                                          -------------
            FINANCIAL SERVICES--10.7%
    17,910  Charles Schwab Corp. (The)..................................        274,023
    29,370  Citigroup, Inc..............................................      1,551,911
     7,040  Federal Home Loan Mortgage Corp.............................        492,800
     5,840  Federal National Mortgage Association.......................        497,276
     4,540  Goldman Sachs Group, Inc. (The).............................        389,532
     6,710  Lehman Brothers Holdings, Inc...............................        521,702
     8,190  Morgan Stanley, Dean Witter & Co............................        526,044

   The accompanying notes are an integral part of these financial statements.

TURNER CORE GROWTH FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 2001

                                                                              VALUE
  SHARES                                                                     (NOTE 1)
----------                                                                --------------
            FINANCIAL SERVICES (CONTINUED)
     8,300  Providian Financial Corp....................................  $     491,360
     5,880  SEI Investments Co..........................................        278,712
                                                                          -------------
                                                                              5,023,360
                                                                          -------------
            HEALTH CARE PROVIDERS--0.9%
     9,860  HCA--The Healthcare Corp....................................        445,573
                                                                          -------------
            HEAVY MACHINERY--0.7%
    10,680  Lam Research Corp.*+........................................        316,662
                                                                          -------------
            HOME CONSTRUCTION, FURNISHING &
            APPLIANCES--7.6%
    57,270  General Electric Co.........................................      2,791,912
    16,423  Home Depot..................................................        764,491
                                                                          -------------
                                                                              3,556,403
                                                                          -------------
            HOUSEHOLD PRODUCTS--1.1%
     7,980  Procter & Gamble Co.........................................        509,124
                                                                          -------------
            INSURANCE--5.1%
     7,440  Ace, Ltd....................................................        290,830
    10,450  AFLAC, Inc..................................................        329,071
    15,890  American International Group................................      1,366,540
     1,350  Marsh & McLennan Co., Inc...................................        136,350
    12,160  Sun Life Financial Services of Canada.......................        288,800
                                                                          -------------
                                                                              2,411,591
                                                                          -------------
            MEDIA--BROADCASTING & PUBLISHING--4.7%
    17,530  Charter Communications, Inc.--Class A*+.....................        409,326
    10,290  Clear Channel Communications, Inc.*.........................        645,183
    10,890  Comcast Corp.--Class A*.....................................        472,626
    13,110  Viacom, Inc.--Class B*......................................        678,443
                                                                          -------------
                                                                              2,205,578
                                                                          -------------
            MEDICAL SUPPLIES--2.0%
    13,360  Baxter International, Inc...................................        654,640
     4,400  St. Jude Medical, Inc.*+....................................        264,000
                                                                          -------------
                                                                                918,640
                                                                          -------------
                                                                              VALUE
  SHARES                                                                     (NOTE 1)
----------                                                                --------------
            METALS--0.7%
     8,850  Alcoa, Inc..................................................  $     348,690
                                                                          -------------
            OIL & GAS--7.0%
     5,540  Chevron Corp................................................        501,370
    18,360  Enron Corp..................................................        899,640
    14,480  Exxon Mobil Corp............................................      1,264,828
     4,230  Kinder Morgan, Inc.+........................................        212,558
    12,680  Williams Co., Inc...........................................        417,806
                                                                          -------------
                                                                              3,296,202
                                                                          -------------
            PHARMACEUTICALS--9.0%
    16,370  Abbott Laboratories.........................................        785,924
    12,600  American Home Products Corp.................................        736,344
     6,680  Amgen, Inc.*................................................        405,342
     5,950  Cardinal Health, Inc........................................        410,550
     4,240  Genzyme Corp.*+.............................................        258,640
     5,600  King Pharmaceuticals, Inc.*.................................        301,000
    33,820  Pfizer, Inc.................................................      1,354,491
                                                                          -------------
                                                                              4,252,291
                                                                          -------------
            RETAILERS--3.2%
     3,830  Kohl's Corp.*...............................................        240,256
     9,280  Kroger Co.*.................................................        232,000
    20,960  Wal-Mart Stores, Inc........................................      1,022,848
                                                                          -------------
                                                                              1,495,104
                                                                          -------------
            TELEPHONE SYSTEMS--3.7%
    14,610  Broadwing, Inc.*............................................        357,215
    15,880  Nextel Communications, Inc.--Class A*+......................        277,900
    13,260  Qwest Communications International, Inc.....................        422,596
    10,260  Sprint Corp. (PCS Group)*+..................................        247,779
    27,610  WorldCom, Inc.*.............................................        413,046
                                                                          -------------
                                                                              1,718,536
                                                                          -------------
            TOTAL COMMON STOCKS
              (Cost $45,529,444)........................................     46,573,383
                                                                          -------------

   The accompanying notes are an integral part of these financial statements.

TURNER CORE GROWTH FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 2001

                                                              EXPIRATION      VALUE
  SHARES                                                         DATE        (NOTE 1)
----------                                                    ----------  --------------
            WARRANTS--0.0%
        15  Per-Se Technologies, Inc.*......................  07/08/2003  $           1
                                                                          -------------
            TOTAL WARRANTS (Cost $0)....................................
                                                                                      1
                                                                          -------------

   PAR
  AMOUNT                                             COUPON   MATURITY
----------                                           ------  ----------
            SHORT-TERM INVESTMENTS--9.1%
$  927,655  Fleet National Bank++..................  4.205%  10/31/2001         927,655
   650,118  Merrill Lynch++........................  3.940%  04/05/2002         650,118
 1,300,237  Merrill Lynch I++......................  4.165%  07/02/2001       1,300,237
 1,430,260  Merrill Lynch Money Market Fund++......                           1,430,260
                                                                         --------------
            TOTAL SHORT-TERM INVESTMENTS (Cost $4,308,270).............
                                                                              4,308,270
                                                                         --------------
            TOTAL INVESTMENTS AT MARKET VALUE--108.2%
              (Cost $49,837,714).......................................
                                                                             50,881,654
            OTHER LIABILITIES IN EXCESS OF ASSETS--(8.2%)..............
                                                                             (3,870,414)
                                                                         --------------
            NET ASSETS--100.0%.........................................
                                                                         $   47,011,240
                                                                         ==============

NOTES TO THE PORTFOLIO OF INVESTMENTS:

*    Non-Income Producing Security
+    Denotes all or a portion of security on loan (Note 1).
++   Represents collateral received from securities lending transactions.
Percentages indicated are based on net assets.

   The accompanying notes are an integral part of these financial statements.

FRONTIER CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 2001

                                                                              VALUE
  SHARES                                                                     (NOTE 1)
----------                                                                --------------
            COMMON STOCKS--89.6%
            AEROSPACE & DEFENSE--0.6%
    21,000  BE Aerospace, Inc.*.........................................  $     400,050
    30,500  Orbital Sciences Corp.*.....................................        118,340
                                                                          -------------
                                                                                518,390
                                                                          -------------
            BUILDING MATERIALS--0.5%
    31,900  Ingram Micro, Inc.*.........................................        462,231
                                                                          -------------
            CHEMICALS--2.4%
    24,500  B.F. Goodrich Co............................................        930,510
    48,730  Hexcel Corp.*...............................................        621,307
    51,800  IMC Global, Inc.............................................        528,360
                                                                          -------------
                                                                              2,080,177
                                                                          -------------
            COMMERCIAL SERVICES--10.1%
    36,100  Bright Horizons Family Solutions, Inc.*.....................      1,133,540
    27,600  DiamondCluster International, Inc.--Class A*................        351,348
    31,200  EGL, Inc.*..................................................        544,752
    22,800  Fluor Corp..................................................      1,029,420
    20,300  Gene Logic, Inc.*...........................................        442,540
    11,600  Jacobs Engineering Group*+..................................        756,668
    90,000  Lo-Jack Corp.*..............................................        514,800
    22,800  Massey Energy Co............................................        450,528
    14,100  Omnicare, Inc...............................................        284,820
    33,000  Profit Recovery Group International, Inc.*..................        378,180
    50,200  Republic Services, Inc.--Class A*...........................        996,470
    29,200  Ritchie Bros. Auctioneers*..................................        803,000
   140,400  SITEL Corp.*................................................        224,640
    52,800  UnitedGlobalCom, Inc.--Class A*+............................        456,720
    17,900  Wind River Systems, Inc.*...................................        312,534
                                                                          -------------
                                                                              8,679,960
                                                                          -------------
            COMMUNICATIONS--3.8%
    26,000  ADC Telecommunications, Inc.*+..............................        171,600
    19,200  Andrew Corp.*...............................................        354,240
    15,200  ANTEC Corp.*................................................        188,480
    79,900  Aspect Communications Corp.*................................        558,501
    31,300  Glenayre Technologies, Inc.*................................         40,064
    56,700  Harmonic, Inc.*+............................................        567,000
    61,900  Intervoice, Inc.*...........................................        680,900
     5,900  PanAmSat Corp.*.............................................        229,392
                                                                              VALUE
  SHARES                                                                     (NOTE 1)
----------                                                                --------------
            COMMUNICATIONS (CONTINUED)
     5,000  P-Com, Inc.*................................................  $       2,750
    30,100  Powerwave Technologies, Inc.*...............................        436,450
                                                                          -------------
                                                                              3,229,377
                                                                          -------------
            COMPUTER SOFTWARE & PROCESSING--11.1%
    56,400  3DO Co. (The)*..............................................        410,592
    25,400  Acxiom Corp.*...............................................        332,486
    58,500  Ansoft Corp.*...............................................        994,500
    16,200  BMC Software, Inc.*.........................................        365,148
    11,200  Brooktrout, Inc.*...........................................         86,464
    18,400  Documentum, Inc.*...........................................        237,728
    26,800  Electronics for Imaging, Inc.*..............................        790,600
    46,800  Entrust Technologies, Inc.*.................................        331,812
    13,300  Hyperion Solutions Corp.*...................................        199,500
    83,800  Information Resources, Inc.*................................        866,492
    82,700  Informix Corp.*.............................................        482,968
    29,500  Inforte Corp.*+.............................................        360,785
    20,800  InfoSpace.com, Inc.*........................................         79,872
    29,400  Legato Systems, Inc.*.......................................        468,930
    48,200  MarketWatch.com, Inc.*......................................        119,054
    37,700  MRO Software, Inc.*.........................................        595,660
    71,700  Parametric Technology Co.*..................................      1,003,083
    32,700  Perot Systems Corp.--Class A*...............................        591,870
    21,300  Progress Software Corp.*....................................        345,060
     5,400  Sandisk Corp.*..............................................        150,606
    10,200  Synopsys, Inc.*.............................................        493,578
    79,300  Vitria Technology, Inc.*+...................................        272,792
                                                                          -------------
                                                                              9,579,580
                                                                          -------------
            COMPUTERS & INFORMATION--1.7%
    26,400  Cirrus Logic, Inc.*.........................................        607,992
    63,200  Indigo NV*..................................................        325,480
    12,400  InFocus Corp.*..............................................        252,836
     9,800  Seagate Technology International, Inc., Rights*.............              0
    79,100  Western Digital*............................................        316,400
                                                                          -------------
                                                                              1,502,708
                                                                          -------------
            CONTAINERS & PACKAGING--1.7%
   261,300  Crown Cork & Seal, Inc......................................        979,875
    34,600  Pactiv Corp.*...............................................        463,640
                                                                          -------------
                                                                              1,443,515
                                                                          -------------
            ELECTRIC UTILITIES--0.7%
    49,600  Citizens Communications Co.*+...............................        596,688
                                                                          -------------

   The accompanying notes are an integral part of these financial statements.

FRONTIER CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 2001

                                                                              VALUE
  SHARES                                                                     (NOTE 1)
----------                                                                --------------
            ELECTRICAL EQUIPMENT--2.4%
    28,800  Artesyn Technologies, Inc.*.................................  $     371,520
    26,900  SBS Technologies, Inc.*.....................................        508,948
   100,000  UCAR International, Inc.*+..................................      1,195,000
                                                                          -------------
                                                                              2,075,468
                                                                          -------------
            ELECTRONICS--12.6%
    11,100  American Superconductor Corp.*..............................        286,380
    16,800  Analog Devices, Inc.*.......................................        726,600
    14,600  Applied Micro Circuits Corp.*...............................        251,120
    54,200  Atmel Corp.*................................................        731,158
    24,700  Benchmark Electronics, Inc.*+...............................        601,692
    11,900  Exar Corp.*.................................................        235,144
     8,800  Garmin, Ltd.*+..............................................        201,080
    16,100  Harman International Industries, Inc........................        613,249
    18,700  Harris Corp.................................................        508,827
    29,500  Kopin Corp.*................................................        358,130
    28,780  Lattice Semiconductor Corp.*+...............................        702,232
    17,160  LSI Logic Corp.*+...........................................        322,608
    13,300  Mercury Computer Systems, Inc.+.............................        586,530
    16,300  Oak Technology, Inc.*.......................................        172,617
    27,100  Power Integrations, Inc.*...................................        422,760
   220,400  Read-Rite Corp.*............................................      1,157,100
    11,900  Semtech Corp.*+.............................................        357,000
    28,900  Sensormatic Electronics Corp.*..............................        491,300
    30,900  SIPEX Corp.*................................................        466,281
    60,160  Trimble Navigation, Ltd.*+..................................      1,172,518
    16,500  Zoran Corp.*................................................        490,380
                                                                          -------------
                                                                             10,854,706
                                                                          -------------
            ENTERTAINMENT & LEISURE--3.3%
    34,800  Callaway Golf Co............................................        549,840
    87,000  Hasbro, Inc.................................................      1,257,150
    48,200  Six Flags, Inc.*+...........................................      1,014,128
                                                                          -------------
                                                                              2,821,118
                                                                          -------------
            FINANCIAL SERVICES--2.7%
    40,500  Ameritrade Holding Corp.*+..................................        322,380
    91,400  E*TRADE Group, Inc.*+.......................................        589,530
    19,400  Investment Technology Group, Inc.*..........................        975,626
    13,900  Knight Trading Group, Inc.*.................................        148,591
    10,200  Waddell & Reed Financial, Inc.--Class A.....................        323,850
                                                                          -------------
                                                                              2,359,977
                                                                          -------------
                                                                              VALUE
  SHARES                                                                     (NOTE 1)
----------                                                                --------------
            FOREST PRODUCTS & PAPER--1.9%
    56,200  Packaging Corp. of America*.................................  $     872,786
    47,600  Smurfit-Stone Container Corp.*..............................        771,120
                                                                          -------------
                                                                              1,643,906
                                                                          -------------
            HEALTH CARE PROVIDERS--1.4%
    15,200  Express Scripts, Inc.--Class A*+............................        836,456
    13,500  Sunrise Assisted Living, Inc.*+.............................        354,375
                                                                          -------------
                                                                              1,190,831
                                                                          -------------
            HEAVY CONSTRUCTION--1.7%
    43,900  Chicago Bridge & Iron Co. N.V...............................      1,486,015
                                                                          -------------
            HEAVY MACHINERY--3.8%
    49,593  Albany International Corp.--Class A*+.......................        937,308
    15,600  Flowserve Corp.*............................................        479,700
    15,530  Insituform Technologies, Inc.*+.............................        566,845
    19,100  Kaydon Corp.................................................        489,915
    11,200  Lam Research Corp.*+........................................        332,080
    13,100  York International Corp.....................................        458,762
                                                                          -------------
                                                                              3,264,610
                                                                          -------------
            HOME CONSTRUCTION, FURNISHINGS &
            APPLIANCES--0.4%
    20,300  Clayton Homes, Inc..........................................        319,116
                                                                          -------------
            INDUSTRIAL--DIVERSIFIED--0.2%
    26,700  Identix, Inc.*..............................................        166,875
                                                                          -------------
            INSURANCE--0.7%
    23,700  HCC Insurance Holdings, Inc.................................        580,650
                                                                          -------------
            MEDIA--BROADCASTING & PUBLISHING--1.5%
    21,172  Adelphia Communications Corp.--Class A*+....................        868,052
    19,800  Charter Communications, Inc.--Class A*+.....................        462,330
                                                                          -------------
                                                                              1,330,382
                                                                          -------------
            MEDICAL SUPPLIES--3.0%
    12,100  Applera Corp.--Applied Biosystems Group.....................        323,675
    62,100  Endocardial Solutions, Inc.*................................        357,075
     7,400  Haemonetics Corp.*..........................................        225,700
    41,600  STERIS Corp.*...............................................        834,080
    32,900  Visible Genetics, Inc.*+....................................        817,565
                                                                          -------------
                                                                              2,558,095
                                                                          -------------

   The accompanying notes are an integral part of these financial statements.

FRONTIER CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 2001

                                                                              VALUE
  SHARES                                                                     (NOTE 1)
----------                                                                --------------
            METALS--3.9%
    43,680  AK Steel Holding Corp.......................................  $     547,747
    54,850  Allegheny Technologies, Inc.................................        992,237
    38,100  Northwest Pipe Co.*.........................................        605,790
    32,400  Precision Castparts Corp....................................      1,212,408
                                                                          -------------
                                                                              3,358,182
                                                                          -------------
            MINING--0.5%
    17,700  Arch Coal, Inc..............................................        457,899
                                                                          -------------
            OIL & GAS--8.4%
    19,200  Anadarko Petroleum Corp.+...................................      1,037,376
    47,600  Arena Pharmaceuticals, Inc.*................................      1,451,324
    38,800  Chiles Offshore, Inc.*......................................        688,700
    13,300  National-Oilwell, Inc.*.....................................        356,440
    13,380  Noble Drilling Corp.*.......................................        438,195
    55,100  Ocean Energy, Inc...........................................        961,495
    13,600  Swift Energy Co.*...........................................        409,768
    21,400  Talisman Energy, Inc........................................        815,126
    13,500  Transocean Sedco Forex, Inc.................................        556,875
    27,400  Varco International, Inc.*..................................        509,914
                                                                          -------------
                                                                              7,225,213
                                                                          -------------
            PHARMACEUTICALS--1.0%
    26,200  Guilford Pharmaceuticals, Inc.*.............................        890,800
                                                                          -------------
                                                                              VALUE
  SHARES                                                                     (NOTE 1)
----------                                                                --------------
            REAL ESTATE--0.1%
     4,000  Jones Lang LaSalle, Inc.*...................................  $      52,800
                                                                          -------------
            RESTAURANTS--0.6%
   142,800  CKE Restaurants, Inc.*......................................        471,240
                                                                          -------------
            RETAILERS--2.2%
    21,700  99 Cents Only Stores*.......................................        649,915
    36,100  Claire's Stores, Inc........................................        698,896
    19,400  Dollar Tree Stores, Inc.*+..................................        540,096
                                                                          -------------
                                                                              1,888,907
                                                                          -------------
            TEXTILES, CLOTHING & FABRICS--1.9%
    27,900  Delta & Pine Land Co........................................        548,235
   129,600  Unifi, Inc.*................................................      1,101,600
                                                                          -------------
                                                                              1,649,835
                                                                          -------------
            TRANSPORTATION--2.8%
    22,000  Kirby Corp.*................................................        542,300
    11,500  Swift Transportation Co., Inc.*+............................        221,490
    10,400  Teekay Shipping Corp........................................        416,208
    79,280  Wabtec Corp.................................................      1,189,200
                                                                          -------------
                                                                              2,369,198
                                                                          -------------
            TOTAL COMMON STOCKS (Cost $73,252,234)......................     77,108,449
                                                                          -------------

   The accompanying notes are an integral part of these financial statements.

FRONTIER CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 2001

   PAR                                                                       VALUE
  AMOUNT                                             COUPON   MATURITY      (NOTE 1)
----------                                           ------  ----------  --------------
            SHORT-TERM INVESTMENTS--16.2%
$2,999,916  Fleet National Bank++..................  4.205%  10/31/2001  $   2,999,916
 2,102,398  Merrill Lynch++........................  3.940%  04/05/2002      2,102,398
 4,204,798  Merrill Lynch I++......................  4.165%  07/02/2001      4,204,798
 4,625,277  Merrimac Money Market Fund++...........                          4,625,277
                                                                         -------------
            TOTAL SHORT-TERM INVESTMENTS (Cost $13,932,389)............
                                                                            13,932,389
                                                                         -------------
            TOTAL INVESTMENTS AT MARKET VALUE--105.8%
              (Cost $87,184,623).......................................
                                                                            91,040,838
            OTHER LIABILITIES IN EXCESS OF ASSETS--(5.8%)..............
                                                                            (4,993,372)
                                                                         -------------
            NET ASSETS--100.0%.........................................
                                                                         $  86,047,466
                                                                         =============

NOTES TO THE PORTFOLIO OF INVESTMENTS:

*    Non-Income Producing Security
+    Denotes all or a portion of security on loan (Note 1).
++   Represents collateral received from securities lending transactions.
Percentages indicated are based on net assets.

   The accompanying notes are an integral part of these financial statements.

CLIFTON ENHANCED U.S. EQUITY FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 2001

   PAR                                                                               VALUE
 AMOUNT                                                      COUPON   MATURITY      (NOTE 1)
---------                                                    ------  ----------  --------------
           DOMESTIC BONDS & DEBT SECURITIES--81.6%
           ASSET BACKED SECURITIES--28.5%
$ 220,058  Access Financial Mortgage Loan Trust, Ser.
             1996-4, Class A6 (FR).........................  5.348%  11/18/2026  $     220,289
   49,466  Amresco Residential Securities Mortgage Loan
             Trust, Ser. 1998-2, Class A2..................  6.245%  04/25/2022         49,058
  600,000  Brazos Student Loan Finance Corp., Ser. 1994-A,
             Class B1 (FR).................................  5.310%  06/01/2019        599,216
  148,003  Centex Home Equity, Ser. 1998-3, Class A2.......  5.930%  09/25/2019        147,633
1,398,335  Centex Home Equity, Ser. 2001-A, Class A1.......  5.640%  02/25/2016      1,404,453
  156,936  Chase Manhattan Auto Owner Trust, Ser. 1996-C,
             Class A4......................................  6.150%  03/15/2002        157,194
  440,411  Chevy Chase Auto Receivables Trust, Ser. 1998-1,
             Class A.......................................  5.970%  10/20/2004        445,554
  531,956  CIT RV Trust, Ser. 1996-A, Class A..............  5.400%  12/15/2011        537,734
  434,664  Compass Auto Receivable Trust, Ser. 1998-A,
             Class A3......................................  5.900%  05/15/2004        437,941
  193,540  Copelco Capital Funding Corp., Ser. 1999-A,
             Class A3......................................  5.665%  03/15/2002        193,975
  243,573  Ford Credit Auto Owner Trust, Ser. 1999-B,
             Class A4......................................  5.800%  06/15/2002        244,283
  459,641  Green Tree Home Equity Loan Trust, Ser. 1999-C,
             Class A2......................................  6.670%  07/15/2030        466,467
   87,095  Green Tree Home Improvement Loan Trust, Ser.
             1996-C, Class HIA3............................  7.350%  07/15/2021         87,489
  126,066  Green Tree Lease Finance, Ser. 1998-1,
             Class A3......................................  5.600%  07/20/2002        126,475
  219,215  Honda Auto Receivables Owner Trust, Ser. 1999-1,
             Class A3......................................  5.300%  09/15/2002        219,975
  567,325  Ikon Receivables LLC, Ser. 1999-1, Class A3.....  5.990%  05/15/2005        572,826
  400,964  IMC Home Equity Loan Trust, Ser. 1996-4,
             Class A4......................................  7.110%  08/25/2014        405,254
  185,320  Life Financial Service Trust, Ser. 1998-1,
             Class A2......................................  6.220%  10/25/2013        184,966
  113,038  MMCA Automobile Trust, Ser. 1998-1, Class A3....  5.860%  08/16/2004        113,421
  600,000  National Premier Financial Services, Inc., Ser.
             2000-2, Class B (FR)..........................  4.780%  10/01/2003        603,000
1,000,000  National Premier Financial Services, Inc., Ser.
             2001-2A, Class A (FR).........................  4.363%  06/01/2004        999,062
  622,000  Nellie Mae, Inc., Ser. 1996-1, Class CTFS
             (FR)..........................................  4.605%  12/15/2018        616,885
  452,948  Nissan Auto Receivable Grantor Trust, Ser.
             1998-A, Class A...............................  5.450%  04/15/2004        454,954
  346,298  Premier Auto Trust, Ser. 1998-1, Class A4.......  5.700%  10/06/2002        347,820
  500,000  Student Loan Marketing Association, Ser. 1996-2,
             Class A2 (FR).................................  5.370%  07/25/2009        496,016
  700,000  Student Loan Marketing Association, Ser. 1997-1,
             Class A2 (FR).................................  5.372%  01/25/2010        692,125
  500,000  Team Fleet Financing Corp., Ser. 1999-3A,
             Class B.......................................  6.900%  07/25/2003        512,236
1,000,000  WFS Financial Owner Trust, Ser. 1998-C,
             Class A4......................................  5.750%  08/20/2003      1,010,000
  140,000  World Financial Network Credit Card Master
             Trust, Ser. 1996-A, Class A...................  6.700%  02/15/2004        140,262
                                                                                 -------------
                                                                                    12,486,563
                                                                                 -------------
           CORPORATE DEBT--15.3%
1,000,000  Bear Stearns Cos., Inc. (FR)....................  4.446%  05/16/2003        999,708
  245,000  CIT Group, Inc. (FR)............................  4.150%  05/31/2002        245,115
1,500,000  CIT Group, Inc. (FR)............................  4.406%  02/28/2003      1,500,765
1,000,000  Ford Motor Credit Co. (FR)......................  5.159%  07/19/2004        993,483
  250,000  General Motors Acceptance Corp. (FR)............  4.465%  04/29/2002        250,237
1,250,000  General Motors Acceptance Corp. (FR)............  4.760%  07/21/2004      1,238,921
1,000,000  Household Finance Corp. (FR)....................  4.178%  06/17/2005        993,865
  500,000  Toronto-Dominion Bank--NY (FR)..................  4.308%  08/04/2003        500,867
                                                                                 -------------
                                                                                     6,722,961
                                                                                 -------------
           MORTGAGE BACKED SECURITIES--24.7%
  550,609  Bear Stearns Commercial Mortgage Securities
             1999-CLF1 A1..................................  6.730%  05/20/2003        561,858
  271,741  Chase Funding Mortgage Loan Asset-Backed
             Certificates, Ser. 1998-1, Class IA2..........  6.080%  05/25/2013        271,988
  251,523  Chase Funding Mortgage Loan Asset-Backed
             Certificates, Ser. 1999-1, Class IA1..........  5.972%  12/25/2013        252,010

   The accompanying notes are an integral part of these financial statements.

CLIFTON ENHANCED U.S. EQUITY FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 2001

   PAR                                                                               VALUE
 AMOUNT                                                      COUPON   MATURITY      (NOTE 1)
---------                                                    ------  ----------  --------------
           MORTGAGE BACKED SECURITIES (CONTINUED)
$ 459,472  Citicorp Mortgage Securities, Inc., Ser. 1999-3,
             Class A9......................................  5.900%  05/25/2029  $     462,075
  946,951  Federal Home Loan Mortgage Corp., Ser. 1129,
             Class G.......................................  6.750%  08/15/2020        954,503
  435,936  Federal Home Loan Mortgage Corp., Ser. 1265,
             Class J.......................................  7.000%  06/15/2021        440,046
  508,590  Federal Home Loan Mortgage Corp., Ser. 1448,
             Class G.......................................  7.950%  07/15/2006        511,573
  552,374  Federal Home Loan Mortgage Corp., Ser. 1513,
             Class K.......................................  6.500%  08/15/2006        555,829
  278,538  Federal Home Loan Mortgage Corp., Ser. 1544,
             Class L (FR)..................................  4.550%  07/15/2008        275,894
  588,399  Federal Home Loan Mortgage Corp., Ser. 1554,
             Class LA (FR).................................  4.550%  08/15/2008        585,769
  535,465  Federal Home Loan Mortgage Corp., Ser. 1559,
             Class VP......................................  5.500%  02/15/2020        537,069
  650,000  Federal Home Loan Mortgage Corp., Ser. 1716,
             Class PL......................................  6.170%  09/15/2007        654,921
  684,400  Federal Home Loan Mortgage Corp., Ser. 2125,
             Class OA......................................  6.000%  07/15/2008        685,580
  500,000  Federal National Mortgage Association, Ser.
             1993-155, Class FC (FR).......................  5.140%  04/25/2022        497,470
  405,882  Federal National Mortgage Association, Ser.
             1993-56, Class PE.............................  6.400%  07/25/2018        407,694
  406,573  Federal National Mortgage Association, Ser.
             1993-61, Class G..............................  6.500%  11/25/2018        407,998
  875,509  General Electric Capital Mortgage Services,
             Inc., Ser. 1998-10, Class 1A2.................  6.500%  05/25/2028        883,307
  570,751  PNC Mortgage Securities Corp., Ser. 1997-4,
             Class 2PP1....................................  7.500%  07/25/2027        577,660
  613,611  Prudential Home Mortgage Securites, Ser.
             1994-19, Class A7.............................  6.800%  05/25/2024        614,817
  178,096  Prudential Home Mortgage Securities, Ser.
             1994-1, Class A3..............................  6.000%  02/25/2009        177,607
  500,000  Residential Asset Securitization Trust, Ser.
             1997-A9, Class A9.............................  7.000%  11/26/2027        501,023
                                                                                 -------------
                                                                                    10,816,691
                                                                                 -------------
           EQUITY LINKED SECURITIES--13.1%
   43,300  Bear Stearns, S&P 500 Index Equity Linked Notes.........  05/20/2003        244,212
   31,600  Merrill Lynch, IMC Global, Inc. (STRYPES)...............  07/02/2001        322,320
   83,600  Merrill Lynch, Nikkei 225 Index (MITTS).................  06/14/2002        798,380
   62,300  Merrill Lynch, Nikkei 225 Index (MITTS).................  09/20/2002        591,850
    1,000  Merrill Lynch, Nikkei 225 Index (MITTS).................  03/30/2007          7,720
   22,100  Merrill Lynch, U.S. Domestic Master Index Equity Linked
             Notes.................................................  12/19/2002        444,762
   34,650  Morgan Stanley, Cisco Systems, Inc. (PERQS).............  08/01/2001         94,941
   13,000  Morgan Stanley, EMC Corp. (PERQS).......................  04/30/2002        188,500
   54,700  Morgan Stanley, Home Depot, Inc. (PERQS)................  05/30/2002        642,725
    3,950  Morgan Stanley, Oracle Corp. (PERQS)+...................  12/15/2001         87,789
   12,500  Morgan Stanley, S&P 500 (BRIDGES).......................  12/31/2003        135,000
   84,600  Salomon Smith Barney, Nikkei 225 Index Equity Linked
             Notes+................................................  08/20/2002        803,700
   15,900  Smith Barney, S&P 500 Index Equity Linked Notes.........  08/13/2001        459,510
   25,400  Smith Barney, S&P 500 Index Equity Linked Notes.........  03/11/2002        574,040
    4,900  Smith Barney, S&P 500 Index Equity Linked Notes+........  01/01/2003         92,365
    6,600  Tiers Amex Semiconductor Trust Certificates.............  11/22/2005         56,760
   17,800  Tiers Amex Telecom Trust Certificates...................  03/21/2005        139,908
    5,000  Tiers NASDAQ 100 Trust Certificates.....................  07/29/2005         40,250
                                                                                 -------------
                                                                                     5,724,732
                                                                                 -------------
           TOTAL DOMESTIC BONDS & DEBT SECURITIES (Cost $35,740,669)...........     35,750,947
                                                                                 -------------

   The accompanying notes are an integral part of these financial statements.

CLIFTON ENHANCED U.S. EQUITY FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 2001

                                                                                     VALUE
 SHARES                                                                             (NOTE 1)
---------                                                                        --------------
           COMMON STOCKS--2.4%
    4,000  EMC Corp.*..........................................................  $     116,200
   42,250  Mattel, Inc.........................................................        952,738
                                                                                 -------------
           TOTAL COMMON STOCKS (Cost $1,007,774)...............................      1,068,938
                                                                                 -------------

                                                 STRIKE  EXPIRATION
                                                 PRICE      DATE     CONTRACTS
                                                 ------  ----------  ---------
           PURCHASED PUT OPTIONS--3.1%
           Cisco Systems, Inc..................  $85.00  08/20/2001       35           234,500
           EMC Corp............................   60.00  01/19/2002       50           147,000
           EMC Corp............................   75.00  01/19/2002       50           230,000
           Home Depot, Inc.....................   60.00  08/18/2001       30            29,700
           Home Depot, Inc.....................   70.00  01/19/2002      175           336,000
           IMC Global, Inc.....................   20.00  07/21/2001       10             9,600
           IMC Global, Inc.....................   12.50  10/20/2001      100            28,500
           IMC Global, Inc.....................   15.00  10/20/2001      200            94,000
           Mattel, Inc.........................   20.00  08/20/2001      100            17,800
           Mattel, Inc.........................   20.00  08/22/2001      465           104,625
           Mattel, Inc.........................   20.00  10/20/2001       50            11,000
           Mattel, Inc.........................   22.50  10/20/2001      100            43,000
           Oracle Corp.........................   32.50  01/19/2002       50            63,500
                                                                                --------------
           TOTAL PURCHASED PUT OPTIONS (Cost $1,366,192)......................       1,349,225
                                                                                --------------

   PAR
 AMOUNT                                                            COUPON           MATURITY
---------                                                   ---------------------  ----------
           SHORT-TERM INVESTMENTS--0.8%
$  39,383  Fleet National Bank++..........................  4.205%                 10/31/2001       39,383
   27,598  Merrill Lynch++................................  3.940%                 04/05/2002       27,598
   55,199  Merrill Lynch I++..............................  4.165%                 07/02/2001       55,199
   60,720  Merrimac Money Market Fund++...................                                          60,720
  175,000  U.S. Treasury Bill(a)..........................  4.145%+++              08/09/2001      174,130
                                                                                               -----------
           TOTAL SHORT-TERM INVESTMENTS (Cost $357,030)......................................      357,030
                                                                                               -----------
           TOTAL INVESTMENTS AT MARKET VALUE--87.9%  (Cost $38,471,665)......................   38,526,140
           OTHER ASSETS IN EXCESS OF LIABILITIES--12.1%......................................    5,325,611
                                                                                               -----------
           NET ASSETS--100.00%...............................................................  $43,851,751
                                                                                               ===========

NOTES TO THE PORTFOLIO OF INVESTMENTS:

BRIDGES--Broad Index Guarded Equity-Linked Securities
FR--Floating Rate Securities
MITTS--Market Index Target-Term Securities
PERQS--Performance Equity-Linked Quarterly-Pay Securities
STRYPES--Structured Yield Product Exchangeable for Stock
*    Non-Income Producing Security
(a)  Held as collateral for open futures contracts (Note 7).
+    Denotes all or a portion of security on loan (Note 1).
++   Represents collateral received from securities lending transactions.
+++  Rate noted is yield to maturity.
Percentages indicated are based on net assets.

   The accompanying notes are an integral part of these financial statements.

M FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)
JUNE 30, 2001

                                   BRANDES                  FRONTIER CAPITAL  CLIFTON ENHANCED
                                INTERNATIONAL  TURNER CORE    APPRECIATION      U.S. EQUITY
                                 EQUITY FUND   GROWTH FUND        FUND              FUND
                                -------------  -----------  ----------------  ----------------
ASSETS:
  Investments, at value (Note
    1)*/**--see accompanying
    Portfolio of
    Investments...............  $118,119,718   $50,881,654    $91,040,838       $38,526,140
  Cash........................            --      445,815       9,111,114         5,274,977
  Cash denominated in foreign
    currencies***.............        78,025           --              --                --
  Receivable from:
    Securities sold...........            --      780,493          18,433           619,912
    Capital stock
      subscriptions...........       580,487        6,420          53,399             3,607
    Dividends and interest....       506,307       18,487          50,828           172,352
    Receivable from daily
      variation margin on open
      financial futures
      contracts (Note 6)......            --           --              --           162,750
    Unrealized appreciation on
      forward foreign currency
      contracts (Note 6)......            77           --              --                --
                                ------------   -----------    -----------       -----------
        Total assets..........   119,284,614   52,132,869     100,274,612        44,759,738
                                ------------   -----------    -----------       -----------
LIABILITIES:
  Payable for:
    Securities purchased......            --      722,212              --           639,780
    Capital stock
      redemptions.............           317       19,670          70,832            13,477
    Investment Adviser, net
      (Note 2)................       197,691       34,305         185,857            43,242
    Collateral for securities
      loaned (Note 1).........    14,710,946    4,308,270      13,932,389           182,900
    Due to bank...............       361,395           --              --                --
    Options written, at value
      (Note 6)****............            --           --              --             2,000
    Accrued expenses and other
      liabilities.............        42,944       37,172          38,068            26,588
                                ------------   -----------    -----------       -----------
        Total liabilities.....    15,313,293    5,121,629      14,227,146           907,987
                                ------------   -----------    -----------       -----------
NET ASSETS....................  $103,971,321   $47,011,240    $86,047,466       $43,851,751
                                ============   ===========    ===========       ===========
NET ASSETS CONSIST OF:
  Paid-in capital.............  $104,024,646   $57,710,834    $85,578,898       $48,628,549
  Undistributed net investment
    income (distributions in
    excess of net investment
    income)...................     1,310,292       22,355        (139,031)          825,068
  Accumulated net realized
    gain (loss) on
    investments, foreign
    currency transactions, and
    option and futures
    contracts.................     2,893,845   (11,765,889)    (3,248,616)       (6,302,123)
  Net unrealized appreciation
    (depreciation) on
    investments, futures
    contracts, and net other
    assets....................    (4,257,462)   1,043,940       3,856,215           700,257
                                ------------   -----------    -----------       -----------
NET ASSETS....................  $103,971,321   $47,011,240    $86,047,466       $43,851,751
                                ============   ===========    ===========       ===========
SHARES OUTSTANDING............     7,499,237    3,150,513       4,839,509         2,921,429
                                ============   ===========    ===========       ===========
Net asset value, offering
  price and redemption price
  per share...................  $      13.86   $    14.92     $     17.78       $     15.01
                                ============   ===========    ===========       ===========
   * Cost of investments......  $122,370,109   $49,837,714    $87,184,623       $38,471,665
  ** Includes securities on
     loan with market values
     of.......................  $ 13,817,259   $4,157,130     $12,767,637       $   172,493
 *** Cost of cash denominated
     in foreign currencies....  $     78,209   $       --     $        --       $        --
**** Premiums received........  $         --   $       --     $        --       $     7,120

   The accompanying notes are an integral part of these financial statements.

M FUND, INC.
STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED JUNE 30, 2001

                                   BRANDES                  FRONTIER CAPITAL  CLIFTON ENHANCED
                                INTERNATIONAL  TURNER CORE    APPRECIATION      U.S. EQUITY
                                 EQUITY FUND   GROWTH FUND        FUND              FUND
                                -------------  -----------  ----------------  ----------------
INVESTMENT INCOME:
  Interest*...................  $    108,623   $   28,623     $   178,149       $   908,036
  Dividends**.................     1,730,373      143,042         118,348            73,595
                                ------------   -----------    -----------       -----------
        Total investment
          income..............     1,838,996      171,665         296,497           981,631
                                ------------   -----------    -----------       -----------
EXPENSES:
  Investment Advisory fee
    (Note 2)..................       391,785       97,437         344,929            70,347
  Custody and administration
    fees......................       102,517       78,546          67,517            52,339
  Professional fees...........        12,534       10,954          11,021            11,326
  Shareholder reporting.......         6,384        4,474           5,356             2,997
  Directors' fees and
    expenses..................         6,517        4,659           5,497             2,751
  Amortization of organization
    costs.....................           176          176             176               176
  Other.......................         7,112        4,221           5,912             4,189
                                ------------   -----------    -----------       -----------
        Total expenses........       527,025      200,467         440,408           144,125
                                ------------   -----------    -----------       -----------
  Less: Expenses reimbursable
    by the Adviser (Note 2)..             --      (49,684)         (3,140)          (25,842)
                                ------------   -----------    -----------       -----------
  Net operating expenses......       527,025      150,783         437,268           118,283
                                ------------   -----------    -----------       -----------
NET INVESTMENT INCOME
  (LOSS)......................     1,311,971       20,882        (140,771)          863,348
                                ------------   -----------    -----------       -----------
REALIZED AND UNREALIZED GAIN
  (LOSS):
  Net realized gain (loss) on:
    Investment transactions...     2,921,504   (9,175,006)     (1,991,499)         (281,866)
    Foreign currency
      transactions............       (27,693)          --              --                --
    Options contracts.........            --           --              --           574,783
    Futures contracts.........            --           --              --        (5,214,236)
                                ------------   -----------    -----------       -----------
        Net realized gain
          (loss)..............     2,893,811   (9,175,006)     (1,991,499)       (4,921,319)
                                ------------   -----------    -----------       -----------
  Net change in unrealized
    appreciation
    (depreciation) on:
    Investments...............   (11,883,173)   1,974,664       4,992,224          (424,760)
    Forward currency and net
      other assets............       (12,003)          --              --                --
    Options contracts.........            --           --              --             6,160
    Futures contracts.........            --           --              --         1,453,337
                                ------------   -----------    -----------       -----------
        Net change in
          unrealized
          appreciation
          (depreciation)......   (11,895,176)   1,974,664       4,992,224         1,034,737
                                ------------   -----------    -----------       -----------
NET REALIZED AND UNREALIZED
  GAIN (LOSS).................    (9,001,365)  (7,200,342)      3,000,725        (3,886,582)
                                ------------   -----------    -----------       -----------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS..................  $ (7,689,394)  $(7,179,460)   $ 2,859,954       $(3,023,234)
                                ============   ===========    ===========       ===========
 * Net of securities lending
  of:.........................  $     37,974   $    5,299     $    18,242       $     1,280
** Net of foreign taxes
  withheld of:................  $    195,713   $      181     $       623       $        --

   The accompanying notes are an integral part of these financial statements.

M FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                    BRANDES INTERNATIONAL                 TURNER CORE
                                         EQUITY FUND                      GROWTH FUND
                                ------------------------------  --------------------------------
                                SIX MONTHS ENDED   YEAR ENDED   SIX MONTHS ENDED    YEAR ENDED
                                 JUNE 30, 2001    DECEMBER 31,   JUNE 30, 2001     DECEMBER 31,
                                  (UNAUDITED)         2000        (UNAUDITED)          2000
                                ----------------  ------------  ----------------  --------------
INCREASE (DECREASE) IN NET
  ASSETS FROM:
OPERATIONS:
  Net investment income.......    $  1,311,971    $ 1,099,097     $    20,882      $     22,019
  Net realized gain (loss) on
    investments, and foreign
    currency transactions.....       2,893,811      5,734,229      (9,175,006)        3,004,002
  Net change in unrealized
    appreciation
    (depreciation) on
    investments, forward
    currency contracts,
    foreign currency, and
    other assets..............     (11,895,176)    (1,488,751)      1,974,664        (9,808,511)
                                  ------------    -----------     -----------      ------------
        Net increase
          (decrease) in net
          assets resulting
          from operations.....      (7,689,394)     5,344,575      (7,179,460)       (6,782,490)
                                  ------------    -----------     -----------      ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment
    income....................         (33,065)    (1,048,717)         (8,806)          (12,463)
  From net realized capital
    gains.....................        (219,434)    (6,431,201)             --        (5,957,446)
                                  ------------    -----------     -----------      ------------
        Total distributions to
          shareholders........        (252,499)    (7,479,918)         (8,806)       (5,969,909)
                                  ------------    -----------     -----------      ------------
FUND SHARE TRANSACTIONS (NOTE
  4):
  Proceeds from shares sold...      33,790,574     51,829,281      20,023,313        51,409,470
  Net asset value of shares
    issued on reinvestment of
    distributions.............         252,499      7,479,918           8,806         5,969,909
  Cost of shares
    repurchased...............     (18,421,722)    (9,389,528)     (8,518,688)      (54,866,484)
                                  ------------    -----------     -----------      ------------
        Net increase in net
          assets resulting
          from Fund share
          transactions........      15,621,351     49,919,671      11,513,431         2,512,895
                                  ------------    -----------     -----------      ------------
TOTAL CHANGE IN NET ASSETS....       7,679,458     47,784,328       4,325,165       (10,239,504)
NET ASSETS:
  Beginning of period.........      96,291,863     48,507,535      42,686,075        52,925,579
                                  ------------    -----------     -----------      ------------
  End of period*..............    $103,971,321    $96,291,863     $47,011,240      $ 42,686,075
                                  ============    ===========     ===========      ============

* Including undistributed net
  investment income of:.......    $  1,310,292    $    31,386     $    22,355      $     10,279

   The accompanying notes are an integral part of these financial statements.

M FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                       FRONTIER CAPITAL              CLIFTON ENHANCED U.S.
                                       APPRECIATION FUND                  EQUITY FUND
                                -------------------------------  ------------------------------
                                SIX MONTHS ENDED   YEAR ENDED    SIX MONTHS ENDED   YEAR ENDED
                                 JUNE 30, 2001    DECEMBER 31,    JUNE 30, 2001    DECEMBER 31,
                                  (UNAUDITED)         2000         (UNAUDITED)         2000
                                ----------------  -------------  ----------------  ------------
INCREASE (DECREASE) IN NET
  ASSETS FROM:
OPERATIONS:
  Net investment income
    (loss)....................    $   (140,771)   $   (146,912)    $   863,348     $   860,545
  Net realized gain (loss) on
    investments, and option
    and futures contracts.....      (1,991,499)     14,603,576      (4,921,319)        930,989
  Net change in unrealized
    appreciation
    (depreciation) on
    investments and option and
    futures contracts, and
    other assets..............       4,992,224     (13,516,114)      1,034,737      (4,536,113)
                                  ------------    ------------     -----------     -----------
        Net increase
          (decrease) in net
          assets resulting
          from operations.....       2,859,954         940,550      (3,023,234)     (2,744,579)
                                  ------------    ------------     -----------     -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment
    income....................              --              --         (68,932)       (889,357)
  From net realized capital
    gains.....................        (689,614)    (16,357,231)             --      (2,935,984)
                                  ------------    ------------     -----------     -----------
        Total distributions to
          shareholders........        (689,614)    (16,357,231)        (68,932)     (3,825,341)
                                  ------------    ------------     -----------     -----------
FUND SHARE TRANSACTIONS (NOTE
  4):
  Proceeds from shares sold...      38,533,620      58,149,467      27,884,282      12,737,338
  Net asset value of shares
    issued on reinvestment of
    distributions.............         689,614      16,357,231          68,932       3,825,341
  Cost of shares
    repurchased...............     (23,555,290)    (38,800,197)     (8,567,914)     (5,298,169)
                                  ------------    ------------     -----------     -----------
        Net increase in net
          assets resulting
          from Fund share
          transactions........      15,667,944      35,706,501      19,385,846      11,264,510
                                  ------------    ------------     -----------     -----------
TOTAL CHANGE IN NET ASSETS....      17,838,284      20,289,820      16,293,680       4,694,590
NET ASSETS:
  Beginning of period.........      68,209,182      47,919,362      27,558,071      22,863,481
                                  ------------    ------------     -----------     -----------
  End of period*..............    $ 86,047,466    $ 68,209,182     $43,851,751     $27,558,071
                                  ============    ============     ===========     ===========

* Including undistributed net
  investment income
  (distributions in excess of
  net investment
  income) of:.................    $   (139,031)   $      1,740     $   825,068     $    29,720

   The accompanying notes are an integral part of these financial statements.

M FUND, INC.
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                    BRANDES INTERNATIONAL EQUITY FUND
                           -----------------------------------------------------------------------------------
                            SIX MONTHS        YEAR          YEAR          YEAR          YEAR         PERIOD
                               ENDED         ENDED         ENDED         ENDED         ENDED         ENDED
                           JUNE 30, 2001  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                            (UNAUDITED)       2000          1999          1998          1997        1996(A)
                           -------------  ------------  ------------  ------------  ------------  ------------
NET ASSET VALUE,
  BEGINNING OF PERIOD....    $  14.95       $ 15.52       $ 10.84       $  9.96        $ 9.88        $10.00
                             --------       -------       -------       -------        ------        ------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment
    income...............        0.17          0.18          0.10          0.09          0.07          0.06
  Net realized and
    unrealized gain
    (loss) on
    investments..........       (1.23)         0.57          5.09          1.44          0.15         (0.12)
                             --------       -------       -------       -------        ------        ------
        Total from
          investment
          operations.....       (1.06)         0.75          5.19          1.53          0.22         (0.06)
                             --------       -------       -------       -------        ------        ------
LESS DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income...............       (0.00)#       (0.18)        (0.09)        (0.06)        (0.07)        (0.06)
  In excess of net
    investment income....          --            --            --            --         (0.03)           --
  From net realized
    capital gains........       (0.03)        (1.14)        (0.42)        (0.53)           --            --
  In excess of net
    realized capital
    gains................          --            --            --         (0.06)           --            --
  Tax return of
    capital..............          --            --            --            --         (0.04)           --
                             --------       -------       -------       -------        ------        ------
        Total
         distributions...       (0.03)        (1.32)        (0.51)        (0.65)        (0.14)        (0.06)
                             --------       -------       -------       -------        ------        ------
NET ASSET VALUE, END OF
  PERIOD.................    $  13.86       $ 14.95       $ 15.52       $ 10.84        $ 9.96        $ 9.88
                             ========       =======       =======       =======        ======        ======
TOTAL RETURN.............       (7.06)%*       4.88%        47.86%        15.37%         2.26%        (0.63)%*
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
    period (000's).......    $103,971       $96,292       $48,508       $12,383        $6,034        $3,177
  Net expenses to average
    daily net assets
    before interest
    expense**............        1.01%         1.05%         1.24%         1.30%         1.30%         1.30%
  Net expenses to average
    daily net assets
    after interest
    expense**............        1.01%         1.05%         1.24%         1.30%         1.30%         1.30%
  Net investment income
    to average daily net
    assets**.............        2.51%         1.59%         1.31%         1.00%         0.83%         0.67%
  Portfolio turnover
    rate.................          11%*          18%           19%          116%           74%           65%*
  Without the
    reimbursement of
    expenses by the
    adviser, the ratio of
    net expenses and net
    investment income
    (loss) to average net
    assets would have
    been:
  Expenses before
    interest expense**...         N/A          1.19%         1.93%         3.57%         4.93%         7.28%
  Net investment income
    (loss)**.............         N/A          1.45%         0.61%        (1.27)%       (2.80)%       (5.31)%

(a)  Fund commenced operations on January 4, 1996
*    Not annualized
**   Annualized for periods less than one year
#    Amount represents less than $0.01

   The accompanying notes are an integral part of these financial statements.

M FUND, INC.
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                         TURNER CORE GROWTH FUND
                           -----------------------------------------------------------------------------------
                            SIX MONTHS        YEAR          YEAR          YEAR          YEAR         PERIOD
                               ENDED         ENDED         ENDED         ENDED         ENDED         ENDED
                           JUNE 30, 2001  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                            (UNAUDITED)       2000          1999          1998          1997        1996(A)
                           -------------  ------------  ------------  ------------  ------------  ------------
NET ASSET VALUE,
  BEGINNING OF PERIOD....     $ 17.56       $ 22.93       $ 17.84       $ 13.50        $11.60        $10.00
                              -------       -------       -------       -------        ------        ------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment
    income...............        0.00#         0.01          0.02          0.02          0.04          0.06
  Net realized and
    unrealized gain
    (loss) on
    investments..........       (2.64)        (2.48)         6.92          4.64          3.22          1.94
                              -------       -------       -------       -------        ------        ------
        Total from
          investment
          operations.....       (2.64)        (2.47)         6.94          4.66          3.26          2.00
                              -------       -------       -------       -------        ------        ------
LESS DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income...............       (0.00)#       (0.01)        (0.02)        (0.03)        (0.04)        (0.06)
  From net realized
    capital gains........          --         (2.89)        (1.83)        (0.29)        (1.22)        (0.34)
  In excess of net
    realized capital
    gains................          --            --            --            --         (0.10)           --
                              -------       -------       -------       -------        ------        ------
        Total
         distributions...       (0.00)#       (2.90)        (1.85)        (0.32)        (1.36)        (0.40)
                              -------       -------       -------       -------        ------        ------
NET ASSET VALUE, END OF
  PERIOD.................     $ 14.92       $ 17.56       $ 22.93       $ 17.84        $13.50        $11.60
                              =======       =======       =======       =======        ======        ======
TOTAL RETURN.............      (15.02)%*     (11.15)%       40.11%        34.56%        28.32%        19.99%*
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
    period (000's).......     $47,011       $42,686       $52,926       $13,880        $3,820        $2,003
  Net expenses to average
    daily net assets
    before interest
    expense**............        0.70%         0.70%         0.70%         0.70%         0.70%         0.70%
  Net expenses to average
    daily net assets
    after interest
    expense**............        0.70%         0.70%         0.70%         0.70%         0.70%         0.78%
  Net investment income
    to average daily net
    assets**.............        0.10%         0.05%         0.19%         0.31%         0.34%         0.55%
  Portfolio turnover
    rate.................         189%*         421%          286%          242%          206%          258%*
  Without the
    reimbursement of
    expenses by the
    adviser, the ratio of
    net expenses and net
    investment loss to
    average net assets
    would have been:
  Expenses before
    interest expense**...        0.93%         0.91%         1.40%         3.42%         6.18%         8.43%
  Net investment
    loss**...............       (0.13)%       (0.16)%       (0.51)%       (2.41)%       (5.14)%       (7.18)%

(a)  Funds commenced operations on January 4, 1996
*    Not annualized
**   Annualized for periods less than one year
#    Amount represents less than $0.01 per share

   The accompanying notes are an integral part of these financial statements.

M FUND, INC.
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                   FRONTIER CAPITAL APPRECIATION FUND
                           -----------------------------------------------------------------------------------
                            SIX MONTHS        YEAR          YEAR          YEAR          YEAR         PERIOD
                               ENDED         ENDED         ENDED         ENDED         ENDED         ENDED
                           JUNE 30, 2001  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                            (UNAUDITED)       2000          1999          1998          1997        1996(A)
                           -------------  ------------  ------------  ------------  ------------  ------------
NET ASSET VALUE,
  BEGINNING OF PERIOD....     $ 17.25       $ 21.12       $ 15.09       $ 14.92       $ 12.52        $10.00
                              -------       -------       -------       -------       -------        ------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment loss....       (0.03)           --         (0.09)        (0.04)           --            --
  Net realized and
    unrealized gain on
    investments..........        0.71          1.72          6.74          0.29          2.76          3.03
                              -------       -------       -------       -------       -------        ------
        Total from
          investment
          operations.....        0.68          1.72          6.65          0.25          2.76          3.03
                              -------       -------       -------       -------       -------        ------
LESS DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net realized
    capital gains........       (0.15)        (5.59)        (0.62)        (0.08)        (0.36)        (0.51)
                              -------       -------       -------       -------       -------        ------
        Total
         distributions...       (0.15)        (5.59)        (0.62)        (0.08)        (0.36)        (0.51)
                              -------       -------       -------       -------       -------        ------
NET ASSET VALUE, END OF
  PERIOD.................     $ 17.78       $ 17.25       $ 21.12       $ 15.09       $ 14.92        $12.52
                              =======       =======       =======       =======       =======        ======
TOTAL RETURN.............        3.97%*        7.66%        44.17%         1.68%        22.13%        30.31%*
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
    period (000's).......     $86,047       $68,209       $47,919       $31,778       $16,628        $3,006
  Net expenses to average
    daily net assets
    before interest
    expense**............        1.14%         1.15%         1.15%         1.15%         1.15%         1.15%
  Net expenses to average
    daily net assets
    after interest
    expense**............        1.14%         1.15%         1.15%         1.15%         1.15%         1.20%
  Net investment loss to
    average daily net
    assets**.............       (0.37)%       (0.23)%       (0.57)%       (0.32)%       (0.13)%       (0.30)%
  Portfolio turnover
    rate.................          14%*         103%           75%           68%           61%          140%*
  Without the
    reimbursement of
    expenses by the
    adviser, the ratio of
    net expenses and net
    investment loss to
    average net assets
    would have been:
  Expenses before
    interest expense**...        1.15%         1.23%         1.47%         1.75%         2.86%         8.12%
  Net investment
    loss**...............       (0.38)%       (0.31)%       (0.90)%       (0.92)%       (1.84)%       (7.27)%

(a)  Funds commenced operations on January 4, 1996
*    Not annualized
**   Annualized for periods less than one year

   The accompanying notes are an integral part of these financial statements.

M FUND, INC.
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                    CLIFTON ENHANCED U.S. EQUITY FUND
                           ------------------------------------------------------------------------------------
                             SIX MONTHS        YEAR          YEAR          YEAR          YEAR         PERIOD
                               ENDED          ENDED         ENDED         ENDED         ENDED         ENDED
                           JUNE 30, 2001   DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                           (UNAUDITED)(1)    2000(2)         1999          1998          1997        1996(A)
                           --------------  ------------  ------------  ------------  ------------  ------------
NET ASSET VALUE,
  BEGINNING OF PERIOD....     $ 16.32        $ 20.97       $ 18.07       $ 15.09        $11.85        $10.00
                              -------        -------       -------       -------        ------        ------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment
    income...............        0.36(3)        0.61          0.10          0.11          0.08          0.12
  Net realized and
    unrealized gain
    (loss) on
    investments..........       (1.65)         (2.64)         4.60          3.45          3.78          2.25
                              -------        -------       -------       -------        ------        ------
        Total from
          investment
          operations.....       (1.29)         (2.03)         4.70          3.56          3.86          2.37
                              -------        -------       -------       -------        ------        ------
LESS DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income...............       (0.02)         (0.59)        (0.10)        (0.10)        (0.09)        (0.12)
  In excess of net
    investment income....          --             --            --         (0.01)           --            --
  From net realized
    capital gains........          --          (2.03)        (1.70)        (0.35)        (0.53)        (0.40)
  In excess of net
    realized capital
    gains................          --             --            --         (0.12)           --            --
                              -------        -------       -------       -------        ------        ------
        Total
         distributions...       (0.02)         (2.62)        (1.80)        (0.58)        (0.62)        (0.52)
                              -------        -------       -------       -------        ------        ------
NET ASSET VALUE, END OF
  PERIOD.................     $ 15.01        $ 16.32       $ 20.97       $ 18.07        $15.09        $11.85
                              =======        =======       =======       =======        ======        ======
TOTAL RETURN.............       (7.88)%*       (9.96)%       26.07%        23.69%        32.68%        23.67%*
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
    period (000's).......     $43,852        $27,558       $22,863       $15,082        $7,345        $1,582
  Net expenses to average
    daily net assets
    before interest
    expense**............        0.64%          0.69%         0.80%         0.80%         0.80%         0.80%
  Net expenses to average
    daily net assets
    after interest
    expense**............        0.64%          0.69%         0.80%         0.80%         0.80%         0.80%
  Net investment income
    to average daily net
    assets**.............        4.70%          3.36%         0.56%         0.80%         1.17%         1.43%
  Portfolio turnover
    rate.................          65%*          179%           69%           50%           52%           79%*
  Without the
    reimbursement of
    expenses by the
    adviser, the ratio of
    net expenses and net
    investment income
    (loss) to average net
    assets would have
    been:
  Expenses before
    interest expense**...        0.78%          1.22%         1.63%         2.34%         5.41%        12.32%
  Net investment income
    (loss)**.............        4.56%          2.83%        (0.26)%       (0.74)%       (3.44)%      (10.09)%

(a)  Fund commenced operations on January 4, 1996
*    Not annualized
**   Annualized for periods less than one year
(1) The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the six months ended June 30, 2001 was to increase net investment income per share by less than $0.001, decrease net realized and unrealized gains and losses per share by less than $0.001 and increase the ratio of net investment income to average net assets by less than 0.001%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(2) As of May 1, 2000, the Fund achieved its objective through a strategy of investing in securities to create a synthetically enhanced S&P product as noted in Note 1.
(3)  Calculated based on average shares outstanding.

   The accompanying notes are an integral part of these financial statements.

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

M Fund, Inc. (the "Company") was incorporated in Maryland on August 11, 1995 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company consists of four separate diversified investment portfolios: Brandes International Equity Fund, Turner Core Growth Fund, Frontier Capital Appreciation Fund and Clifton Enhanced U.S. Equity Fund (singularly the "Fund" or collectively the "Funds"), each of which is, in effect, a separate mutual fund.

The Company offers its shares to separate accounts of certain insurance companies as the underlying funding vehicle for certain variable annuity and variable life insurance policies offered by members of M Financial Group and issued by certain life insurance companies affiliated with M Financial Group. Shares of the Company may also be sold to qualified pension and retirement plans. In addition, at June 30, 2001, shares of the Company were offered to separate accounts funding variable annuity and variable life contracts issued by John Hancock Variable Life Insurance Co. and Pacific Life Insurance Co.

Brandes International Equity Fund's investment objective is long-term capital appreciation by investing principally in equity securities of foreign issuers. Turner Core Growth Fund seeks long-term capital appreciation through a diversified portfolio of common stocks that show strong earning potential with reasonable market prices. Frontier Capital Appreciation Fund seeks maximum capital appreciation through investment in common stocks of companies of all sizes, with emphasis on stocks of small to medium capitalization companies (i.e. companies with market capitalization of less than $3 billion). Clifton Enhanced U.S. Equity Fund's objective is to achieve above-market total return by using a combination of S&P futures contracts, options and a cash portfolio to create a synthetic enhanced S&P product.

1. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies for the Funds. Such policies are in conformity with generally accepted accounting principles for investment companies and are consistently followed by the Funds in the preparation of the financial statements.

CHANGE IN ACCOUNTING PRINCIPAL

Effective January 1, 2001, the Clifton Enhanced U.S. Equity Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities using the daily, effective yield method. Prior to January 1, 2001, the Clifton Enhanced U.S. Equity Fund did not amortize premiums, and certain discounts were amortized using the straight-line method. The cumulative effect of this accounting change had no impact on its total net assets, but resulted in the following reclassification of the components of the net assets as of January 1, 2001, based on the securities held by the Clifton Enhanced U.S. Equity Fund as of that date:

      NET UNREALIZED         ACCUMULATED UNDISTRIBUTED NET
APPRECIATION/(DEPRECIATION)        INVESTMENT INCOME
---------------------------  -----------------------------
          $(932)                         $932

The effect of this change for the six months ended June 30, 2001 was to increase the net investment income by $952, decrease net unrealized appreciation by $1,018, and increase net realized gain/loss by $66. The

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in policy.

USE OF ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION

Equity securities and other similar investments traded on a recognized U.S. or foreign securities exchange or the National Association of Securities Dealers Automated Quotation System (NASDAQ) are valued at their last sale price on the principal exchange on which they are traded or NASDAQ (if NASDAQ is the principal market for such securities). If no sale occurs, equities traded on an U.S. exchange or NASDAQ are valued at the mean between the closing bid and asked price. Equities traded on a foreign exchange, for which no sale occurs, are valued at the official bid price. Unlisted equity securities for which market quotations are readily available are valued at the last sale price or, if no sale occurs, at the mean between the last bid and asked price. Debt securities and other fixed-income investments of the Funds will be valued at prices supplied by independent pricing agents approved by the Board of Directors. Short-term obligations maturing in sixty days or less are valued at amortized cost. Amortized cost valuation involves initially valuing a security at its cost, and thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. Securities for which there are no readily available market quotations or whose market value does not, in the investment adviser's opinion, reflect fair value, are valued at fair value using methods determined in good faith by the Board of Directors.

REPURCHASE AGREEMENTS

Each Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation (i.e. collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Funds' Investment Adviser, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
FOREIGN CURRENCY

Brandes International Equity Fund may invest in non-U.S. dollar denominated assets. Foreign currencies, investments and other assets and liabilities of the Fund are translated into U.S. dollars at the exchange rates available at twelve noon Eastern Time. Purchases and sales of investment securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate that portion of the results for changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Net realized foreign currency gains and losses result from changes in exchange rates, including foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gains and losses on investment transactions.

FORWARD FOREIGN CURRENCY CONTRACTS

Brandes International Equity Fund may enter into forward foreign currency exchange contracts. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at settlement date.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts can limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

FUTURES CONTRACTS

The Brandes International Equity Fund and Clifton Enhanced U.S. Equity Fund may invest in futures. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or as a temporary substitute for purchasing or selling specific securities. The Brandes International Equity Fund may enter into futures transactions only as a hedge against the risk of unexpected changes in the value of securities held or intended to be held by the Fund. Hedging theoretically reduces market risk, and exposure exists to the extent there is a related imperfect correlation. The use of futures contracts involves the risk of imperfect correlation in movement in the price of the futures contracts compared to the underlying hedged assets. The Clifton Enhanced U.S. Equity Fund

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) may enter into futures transactions to have a 100% exposure to the S&P 500. The loss from investing in futures that are unhedged or uncovered, is potentially unlimited.

Upon entering into a futures contract, the Fund is required to make initial margin deposits with the broker or segregate liquid investments to satisfy the broker's margin requirements. Initial margin deposits are recorded as assets and held in a segregated account at the custodian. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" the contract on a daily basis to reflect the value of the contract's settlement price at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities to the broker depending upon whether unrealized gains or losses, respectively, are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and its basis in the contract.

OPTIONS CONTRACTS

The Brandes International Equity Fund and Clifton Enhanced U.S. Equity Fund may purchase or write options.

A purchased option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss equal to the premium paid. When the Fund enters into a closing sale transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less the cost of the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

The premium received for a written option is recorded as a liability. The liability is marked-to-market daily based on the option's quoted market price. When an option expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security. The liability related to such options is also eliminated when this occurs. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the underlying security purchased.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. This loss can be greater than premium received. In addition, the Fund could be exposed to risks if the counterparties to the transactions are unable to meet the terms of the contracts.

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
SECURITIES TRANSACTIONS, INVESTMENT INCOME AND EXPENSES

Securities transactions are recorded as of the trade date. Realized gains or losses from securities sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis and consists of interest accrued and, if applicable, discount earned less premiums amortized. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Investment income is recorded net of foreign taxes withheld where the recovery of such taxes is uncertain. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Most expenses of the Company can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between funds in the Company.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Each Fund declares and pays dividends from net investment income, if any, and distributes net short-term capital gains, if any, on an annual basis. Each Fund also distributes, at least annually, substantially all of the long-term capital gains in excess of available capital losses, if any, which it realizes for each taxable year. Distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences, including the deferral of wash sales and the deferral of net realized capital losses recognized subsequent to October. Permanent differences relating to shareholder distributions will result in differing characterization of distributions made by each Fund and reclassifications to paid-in capital.

SECURITY LENDING

The Funds may lend their securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value plus accrued interest of the securities on loan. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrowers of the securities fail financially. The Funds receive compensation in the form of fees, or it retains a portion of interest on the investments of any cash received as collateral for lending their securities. The Funds also continue to receive interest or dividends on the securities loaned.

At June 30, 2001, the value of the securities on loan and the value of the related collateral were as follows:

                                           MARKET VALUE OF
                                          LOANED SECURITIES  COLLATERAL VALUE
                                          -----------------  ----------------
Brandes International Equity Fund.......     $13,817,259       $14,710,946
Turner Core Growth Fund.................       4,157,130         4,308,270
Frontier Capital Appreciation Fund......      12,767,637        13,932,389
Clifton Enhanced U.S. Equity Fund.......         172,493           182,900

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
FEDERAL INCOME TAXES

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no provision for federal income or excise tax is necessary. The Brandes International Equity Fund, Turner Core Growth Fund and Clifton Enhanced U.S. Equity Fund elected to defer to their fiscal year ending December 31, 2001, $5,744, $1,180,883 and $2,186,971 of losses recognized during the period November 1, 2000, to December 31, 2000, respectively.

2. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into an investment advisory agreement (the "Advisory Agreement") with M Financial Investment Advisers, Inc. (the "Adviser"). The Advisory Agreement provides for the Funds to pay the Adviser a quarterly fee at an annual rate of the value of each Fund's average daily net assets as follows:

FUND                                                               TOTAL ADVISORY FEES
----                                                --------------------------------------------------
Brandes International Equity Fund.................  1.10% on the first $10 million
                                                    0.95% on the next $10 million
                                                    0.75% on the next $30 million
                                                    0.65% on amounts above $50 million
Turner Core Growth Fund...........................  0.45%
Frontier Capital Appreciation Fund................  0.90%
Clifton Enhanced U.S. Equity Fund.................  0.40% on the first $25 million
                                                    0.35% on amounts above $25 million

The Adviser has engaged Brandes Investment Partners, L.P., Turner Investment Partners, Inc., Frontier Capital Management Company, L.L.C., and The Clifton Group to act as sub-advisers to provide day to day portfolio management for the Brandes International Equity Fund, Turner Core Growth Fund, Frontier Capital Appreciation Fund and Clifton Enhanced U.S. Equity Fund, respectively.

The Adviser has voluntarily undertaken to waive or otherwise reimburse the Brandes International Equity Fund, Turner Core Growth Fund, Frontier Capital Appreciation Fund and Clifton Enhanced U.S. Equity Fund for their operating expenses, exclusive of advisory fees, brokerage or other portfolio transaction expenses or expenses of litigation, indemnification, taxes or other extraordinary expenses, to the extent that they exceed 0.25% of the average daily net assets of the Fund through June 30, 2001.

M Holdings Securities, Inc. acts as distributor (the "Distributor") for each of the Funds. The Distributor is a wholly-owned subsidiary of M Financial Group. No fees are due the Distributor for these services.

No officer, director or employee of the Adviser, or sub-advisers receives any compensation from the Company for serving as a director or officer of the Company. The Company paid each Director who is not an officer or employee of the Adviser and their affiliates, $10,000 per annum plus $500 per meeting attended and reimbursed each such Director for travel and out-of-pocket expenses.

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

3. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the six months ended June 30, 2001, were as follows:

                                                  NON-U.S.
                                           GOVERNMENT SECURITIES
                                          ------------------------
                                           PURCHASES      SALES
                                          -----------  -----------
Brandes International Equity Fund.......  $31,637,261  $11,160,505
Turner Core Growth Fund.................   91,141,483   79,283,029
Frontier Capital Appreciation Fund......   24,315,051    9,482,692
Clifton Enhanced U.S. Equity Fund.......   25,409,332   18,404,401

                                              U.S. GOVERNMENT
                                                OBLIGATIONS
                                          ------------------------
                                           PURCHASES      SALES
                                          -----------  -----------
Turner Core Growth Fund.................  $ 1,874,354  $ 1,842,442
Clifton Enhanced U.S. Equity Fund.......    8,553,297    2,095,553

At June 30, 2001, aggregated gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were as follows:

                                                                            TAX BASIS
                                  FEDERAL      TAX BASIS     TAX BASIS      UNREALIZED
                                 INCOME TAX    UNREALIZED    UNREALIZED   APPRECIATION/
                                    COST      APPRECIATION  DEPRECIATION  (DEPRECIATION)
                                ------------  ------------  ------------  --------------
Brandes International Equity
  Fund........................  $122,370,109  $ 8,543,672   $(12,794,063)  $(4,250,391)
Turner Core Growth Fund.......    49,837,714    2,521,885     (1,477,945)    1,043,940
Frontier Capital Appreciation
  Fund........................    87,184,623   13,541,553     (9,685,338)    3,856,215
Clifton Enhanced U.S. Equity
  Fund........................    38,469,715      644,726       (588,301)       56,425

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

4. SHARES OF BENEFICIAL INTEREST

At June 30, 2001, an unlimited number of shares of beneficial interest without par value were authorized. Changes in shares of beneficial interest were as follows:

                                   BRANDES INTERNATIONAL
                                        EQUITY FUND            TURNER CORE GROWTH FUND
                                ---------------------------  ---------------------------
                                 SIX MONTHS        YEAR       SIX MONTHS        YEAR
                                    ENDED         ENDED          ENDED         ENDED
                                JUNE 30, 2001  DECEMBER 31,  JUNE 30, 2001  DECEMBER 31,
                                 (UNAUDITED)       2000       (UNAUDITED)       2000
                                -------------  ------------  -------------  ------------
Shares sold...................     2,320,318     3,491,345      1,279,773     2,222,745
Shares repurchased............    (1,279,718)     (619,130)      (560,071)   (2,410,476)
Distributions reinvested......        18,363       443,522            597       310,051
                                ------------   -----------    -----------   -----------
Net increase..................     1,058,963     3,315,737        720,299       122,320
Fund Shares:
  Beginning of period.........     6,440,274     3,124,537      2,430,213     2,307,893
                                ------------   -----------    -----------   -----------
  End of period...............     7,499,237     6,440,274      3,150,512     2,430,213
                                ============   ===========    ===========   ===========

                                     FRONTIER CAPITAL             CLIFTON ENHANCED
                                     APPRECIATION FUND            U.S. EQUITY FUND
                                ---------------------------  ---------------------------
                                 SIX MONTHS        YEAR       SIX MONTHS        YEAR
                                    ENDED         ENDED          ENDED         ENDED
                                JUNE 30, 2001  DECEMBER 31,  JUNE 30, 2001  DECEMBER 31,
                                 (UNAUDITED)       2000       (UNAUDITED)       2000
                                -------------  ------------  -------------  ------------
Shares sold...................     2,196,965     2,511,635      1,779,200       676,745
Shares repurchased............    (1,352,771)   (1,670,971)      (550,771)     (268,244)
Distributions reinvested......        41,000       844,613          4,645       189,539
                                ------------   -----------    -----------   -----------
Net increase..................       885,194     1,685,277      1,233,074       598,040
Fund Shares:
  Beginning of period.........     3,954,315     2,269,038      1,688,355     1,090,315
                                ------------   -----------    -----------   -----------
  End of period...............     4,839,509     3,954,315      2,921,429     1,688,355
                                ============   ===========    ===========   ===========

5. ORGANIZATION COSTS

Costs incurred by the Funds in connection with their organization and initial registration were completely amortized, during the six months ended June 30, 2001.

6. FINANCIAL INSTRUMENTS

Brandes International Equity Fund regularly trades financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to market risks, such as foreign currency exchange rates. These financial instruments are limited to forward currency exchange contracts. The Clifton Enhanced U.S. Equity Fund trades financial instruments with off-balance sheet risk in the

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

6. FINANCIAL INSTRUMENTS (CONTINUED)
normal course of its investing activities to maintain a 100% exposure to the S&P 500 Composite Stock Price Index (the "S&P 500"). The notional or contractual amounts of these instruments represent the investments the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered.

The Brandes International Equity Fund had the following forward currency contracts outstanding at June 30, 2001:

                                                                  IN EXCHANGE                  UNREALIZED
                                                      SETTLEMENT   FOR U.S.    CONTRACTS AT   APPRECIATION
TYPE                               CURRENCY             DATES       DOLLARS       VALUE      (DEPRECIATION)
----                       -------------------------  ----------  -----------  ------------  --------------
Sale.....................             JPY              07/02/01     $16,574      $16,538          $(36)
Sale.....................             NZD              07/02/01      12,797       12,910           113
                                                                    -------      -------          ----
                                                                    $29,371      $29,448          $ 77
                                                                    =======      =======          ====

The Clifton Enhanced U.S. Equity Fund had the following futures contracts outstanding at June 30, 2001:

                                                                 UNREALIZED
                                                  NOTIONAL     APPRECIATION/
                                     CONTRACTS      VALUE      (DEPRECIATION)
                                     ---------  -------------  --------------
Euro Dollar Futures September
  2001--Short......................        3     $   721,388      $ (6,200)
Euro Dollar Futures December
  2001--Short......................        4     $   958,100      $ (4,175)
Euro Dollar Futures March
  2002--Short......................        4     $   955,000      $ (2,139)
Euro Dollar Futures June
  2002--Short......................        1     $   237,762      $    913
Euro Dollar Futures September
  2002--Short......................        1     $   236,963      $    787
Euro Dollar Futures December
  2002--Short......................        1     $   236,087      $    738
S&P 500 Index Futures September
  2001--Long.......................      138     $42,493,650      $650,738

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

6. FINANCIAL INSTRUMENTS (CONTINUED)
The Clifton Enhanced U.S. Equity Fund had the following written option transactions for the six months ended June 30, 2001:

WRITTEN OPTION TRANSACTIONS CLIFTON ENHANCED U.S. EQUITY FUND

                                        PUTS                   CALLS
                                ---------------------  ---------------------
                                 NUMBER                 NUMBER
                                   OF                     OF
                                CONTRACTS   PREMIUMS   CONTRACTS   PREMIUMS
                                ---------  ----------  ---------  ----------
Outstanding, beginning of
  period......................        2     $ 10,984        80     $ 13,426
Options written...............        2        7,120        --           --
Options closed................       (2)     (10,984)       --           --
Options expired...............       --           --       (80)     (13,426)
                                 ------     --------    ------     --------
Outstanding, end of period....        2     $  7,120        --     $     --
                                 ======     ========    ======     ========

The Clifton Enhanced U.S. Equity Fund had the following written put option contract outstanding at June 30, 2001:

                                               EXPIRATION
SECURITY                        STRIKE PRICE      DATE       CONTRACTS    VALUE
--------                        ------------  -------------  ---------  ---------
S&P 500 Index Futures.........    $825.00      03/15/2002          2     $2,000

7. CONCENTRATION

At June 30, 2001, a substantial portion of the Brandes International Equity Fund's net assets consist of securities denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Foreign securities are subject to greater price volatility, more limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States.

8. BENEFICIAL INTEREST

At June 30, 2001 the ownership of each fund was as follows:

                                               PERCENTAGE OF OWNERSHIP
                                     -------------------------------------------
                                                    JOHN HANCOCK      PACIFIC
                                        M LIFE      VARIABLE LIFE      LIFE
                                     INSURANCE CO.  INSURANCE CO.  INSURANCE CO.
                                     -------------  -------------  -------------
Brandes International Equity
  Fund.............................         3.3%          59.6%           37.1%
Turner Core Growth Fund............         4.7%          64.2%           31.1%
Frontier Capital Appreciation
  Fund.............................         3.0%          60.5%           36.5%
Clifton Enhanced U.S. Equity
  Fund.............................         4.9%          51.9%           43.2%

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